Dreyfus BASIC
      Municipal Money
      Market Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                   Dreyfus BASIC
                                                     Municipal Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus BASIC Municipal Money Market Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the portfolio manager, Colleen Meehan.

A number of economic and political factors continued to drive tax-exempt money market yields lower during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer the stability of cash over other asset classes, such as stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. For its part, the Federal Reserve
Board contributed to lower money market yields by further reducing short-term interest rates in November 2002.

Although returns from tax-exempt money market funds have been modest, these economic and political influences have generally eroded the value of longer-term investments from corporate issuers, such as stocks. As a result, tax-exempt money market funds have helped protect many investors from the full brunt of the stock market's decline, while providing tax-exempt income. Will tax-exempt money market funds continue to outperform stocks? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to cash after the stock market's prolonged slump, adherence to a long-term asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus BASIC Municipal Money Market Fund perform during the period?

For the six-month period ended February 28, 2003, the fund produced an annualized yield of 1.03%. Taking into account the effects of compounding, the fund produced an annualized effective yield of 1.03%.(1)

We attribute the fund's modest returns to historically low interest rates and heightened investor demand for money market instruments amid a struggling U.S. economy and rising international tensions.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund normally invests all of its net assets in short-term high-quality municipal obligations that provide income exempt from federal income tax.

In pursuing this approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse fund of high-quality, federally tax-exempt money market instruments. Second, we actively manage the fund's average maturity in anticipation of what we believe are interest-rate trends, supply-and-demand changes in the short-term municipal marketplace and anticipated liquidity needs.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the fund, which should position the fund to purchase new securities with higher yields, if higher yields materialize as a result of the increase in supply. We may decrease the average weighted maturity in a rising interest-rate environment. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the fund's average weighted maturity. If we The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

anticipate limited new-issue supply and lower interest rates, we may extend the fund' s average maturity to maintain current yields for as long as we deem practical. At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations while anticipating liquidity needs.

What other factors influenced the fund's performance?

When the reporting period began, the economic recovery appeared to be in danger of stalling, and many investors expected that the Federal Reserve Board (the " Fed" ) would respond by further reducing short-term interest rates. Indeed, in early November, the Fed cut interest rates by 50 basis points, citing a "soft spot" in the economy caused by corporate accounting scandals and the threat of war in Iraq. Yields of tax-exempt money market instruments, which were already hovering near historical lows, declined with short-term interest rates.

The fund' s performance was also influenced by a persistently volatile stock market, which continued to support a "flight to quality" among equity investors seeking relatively stable investment alternatives. As a result, assets invested in tax-exempt money market funds rose throughout the reporting period, putting additional downward pressure on yields.

In addition, income taxes, sales taxes and capital gains taxes failed to meet most states' and municipalities' revenue projections as the national economy remained stagnant. Many state and local governments attempted to bridge their deficits by cutting expenses, raising taxes and fees, tapping rainy day funds and borrowing in the tax-exempt bond market. Consequently, issuance of short-term, tax-exempt securities rose sharply compared to the same period one year earlier. Although an increase in the supply of tax-exempt securities usually puts upward pressure on yields, new issuance was easily absorbed by the surge in investor demand, and tax-exempt money market yields remained low


What is the fund's current strategy?

Purchases of new securities during the reporting period focused primarily on municipal notes and commercial paper with maturities between three and nine months. We continue to purchase securities with high credit quality.

In our view, it has made little sense to lock in today's yields by purchasing securities with one-year maturities. On the other hand, we believe that yields on variable-rate demand notes, on which yields are reset daily or weekly, have been unattractively low. Accordingly, toward year-end 2002, we attempted to protect the fund' s yield by modestly extending its weighted average maturity. However, a limited supply of eligible securities made it difficult to do so. We expect the supply of new securities that meet our credit requirements to increase as states and municipalities seek short-term financing to fund their budget deficits. We expect 2003 supply to exceed that of 2002 which should keep short-term tax-exempt yields attractive.

March 17, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER.

                                                             The Fund

February 28, 2003 (Unaudited)


STATEMENT OF INVESTMENTS


                                                                                              Principal
TAX EXEMPT INVESTMENTS--99.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.1%

Columbia Industrial Development Board, PCR

   Refunding, VRDN
   (Alabama Power Company Project) 1.20%                                                      4,300,000  (a)           4,300,000

CALIFORNIA--4.2%

California Higher Education Loan Authority

  SLR 1.65%, 7/1/2003

   (LOC; Student Loan Marketing Association)                                                 10,000,000               10,000,000

California Housing Finance Agency, Revenue

  VRDN 1.25% (Insured; AMBAC and Liquidity Facility;

   JPMorgan Chase Bank)                                                                       4,000,000  (a)           4,000,000

California State Department of Water Resources, PSR

   1.80%, 3/13/2003 (LOC; Citibank)                                                           3,000,000                3,000,000

COLORADO--3.7%

Colorado Student Obligation Bond Authority

  SLR, VRDN

  1.15% (Insured; AMBAC and Liquidity Facility;

   Credit Suisse First Boston)                                                               15,000,000  (a)          15,000,000

DISTRICT OF COLUMBIA--2.7%

District of Columbia, Revenue, VRDN

  (Idea Public Charter School)

   1.28% (LOC; Allfirst Bank)                                                                 2,600,000  (a)           2,600,000

District of Columbia, Revenue, VRDN, Merlots Program

  1.17% (Insured; MBIA and Liquidity Facility;

   Wachovia Bank)                                                                             3,130,000  (a)           3,130,000

District of Columbia National Academy of Sciences, CP

   1.05%, 6/18/2003 (Insured; AMBAC and
   Liquidity Facility; Nationsbank)                                                           5,000,000                5,000,000

FLORIDA--3.4%

Kissimmee Utility Authority, CP

   1.10%, 4/10/2003
   (Liquidity Facility; Bank of Nova Scotia)                                                  1,500,000                1,500,000

Saint Lucie County, VRDN:

  PCR, Refunding

      (Florida Power and Light Company Project) 1.20%                                         8,000,000  (a)           8,000,000

   Revenue (Sage Living Center Project)

      1.13% (LOC; Regions Bank)                                                               4,445,000  (a)           4,445,000

GEORGIA--6.2%

Atlanta, Airport Revenue, VRDN, Merlots Program

  1.22% (Insured; FGIC and Liquidity Facility;

   Wachovia Bank)                                                                             5,070,000  (a)           5,070,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA (CONTINUED)

Savannah Economic Development Authority

   Industrial Revenue, VRDN
   (Home Depot Project) 1.15%                                                                20,000,000  (a)          20,000,000

ILLINOIS--4.0%

Illinois Health Facilities Authority, Revenues:

   (Evanston Hospital Corp.) 1.10%, 3/27/2003                                                 6,500,000                6,500,000

   (Evanston Northwestern Corp.) 1.30%, 3/6/2003                                              5,000,000                5,000,000

Lombard, MFHR, Refunding, VRDN (Clover Creek

   Apartments Project) 1.11% (LOC; FNMA)                                                      4,800,000  (a)           4,800,000

INDIANA--1.8%

Elkhart County, Revenue, VRDN

   (Hubbard Hill Estates) 1.11% (LOC; Fifth Third Bank)                                       3,300,000  (a)           3,300,000

Indiana Health Facility Financing Authority, Revenue

   (Ascension Health Credit Group) 1.15%, 3/2/2004                                            3,000,000                3,000,000

Southwest Allen Multi School Building Corporation

   Revenue 2.50%, 7/15/2003 (Insured; FSA)                                                      900,000                  904,726

IOWA--2.5%

Louisa County, PCR, Refunding, VRDN

   (Midwest Power System Project) 1.15%                                                      10,000,000  (a)          10,000,000

KENTUCKY--1.2%

Kentucky Asset and Liability Commission General Fund

   Revenue, TAN 2.75%, 6/26/2003                                                              4,000,000                4,013,764

Logan County Industrial Building, Revenue, VRDN

  (Auburn Hosiery Mills Project)

   1.40% (LOC; Bank of America)                                                                 800,000  (a)             800,000

LOUISIANA--1.8%

Louisiana Public Facilities Authority, Revenues, VRDN

  (Pennington Medical Foundation Project)

   1.05% (LOC; Bank One)                                                                      7,150,000  (a)           7,150,000

MAINE--.3%

State of Maine, GO Notes, TAN

   2.25%, 6/30/2003                                                                           1,000,000                1,003,686

MARYLAND--1.2%

Maryland Economic Development Corporation, Revenue

  VRDN (Chesapeake Advertising Facility)

   1.33% (LOC; Allfirst Bank)                                                                 3,400,000  (a)           3,400,000

Maryland Health and Higher Educational Facilities Authority

  Revenues, VRDN (Mercey Ridge)

   1.15% (LOC; Allfirst Bank)                                                                 1,430,000  (a)           1,430,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--2.9%

Mendon Upton Regional School District, GO Notes

   BAN 2.25%, 9/19/2003                                                                       4,500,000                4,519,624

Old Rochester Regional School District, GO Notes

   BAN 1.75%, 2/19/2004                                                                       4,000,000                4,022,292

Pembroke, GO Notes, BAN 2.75%, 8/7/2003                                                       3,000,000                3,014,520

MICHIGAN--6.3%

Detroit Downtown Development Authority, Revenue

  Refunding, VRDN (Millender Center Project)

   1.10% (LOC; HSBC Bank USA)                                                                 5,000,000  (a)           5,000,000

Michigan Higher Education Student Loan Authority

  SLR, VRDN

  1.15% (Insured; AMBAC and Liquidity Facility;

   Lloyd's TSB Bank)                                                                          5,000,000  (a)           5,000,000

Michigan Hospital Finance Authority, Revenue, VRDN:

  (Hospice of Michigan)

      1.08% (LOC; Fifth Third Bank)                                                           4,375,000  (a)           4,375,000

   Hospital Equipment Loan Program

      1.18% (LOC; ABN-AMRO)                                                                   2,000,000  (a)           2,000,000

Michigan Municipal Bond Authority, Revenue

   2.25%, 8/22/2003 (LOC; JPMorgan Chase Bank)                                                5,000,000                5,018,779

Michigan Strategic Fund, LOR, VRDN

  (NSS Technologies Project)

   1.23% (LOC; Wachovia Bank)                                                                 4,000,000  (a)           4,000,000

MINNESOTA--1.5%

Minnesota Housing Finance Agency, Revenue

   1.35%, 8/28/2003 (LOC; Bayerische Landesbank)                                              5,000,000                5,000,000

St. Paul Port Authority, IDR, VRDN

  (Ideal Printers) 1.15% (LOC; Marshall and

   Ilsley Bank)                                                                               1,140,000  (a)           1,140,000

MISSISSIPPI--.7%

Mississippi Business Finance Corporation, Revenue

  VRDN (Jackson Preparatory School)

   1.25% (LOC; First Tennessee Bank)                                                          2,865,000  (a)           2,865,000

MISSOURI--5.5%

Missouri Health and Educational Facilities Authority

  College and University Revenue

  VRDN (Saint Louis University)

   1.20% (Liquidity Facility; Bank of America)                                               12,750,000  (a)          12,750,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI (CONTINUED)

Missouri Higher Education Loan Authority, SLR

  Refunding, VRDN

  1.10% (Insured; MBIA and Liquidity Facility;

   State Street Bank and Trust Company)                                                       9,500,000  (a)           9,500,000

NEVADA--1.0%

Clark County, EDR, VRDN

  (Lutheran Secondary School Association Project)

   1.30% (LOC; Allied Irish Banks)                                                            3,900,000  (a)           3,900,000

NEW JERSEY--.7%

New Brunswick, GO Notes, Temporary Notes

   1.85%, 8/13/2003                                                                           3,000,000                3,004,896

NEW YORK--4.6%

Freeport, GO Notes, BAN 2.25%, 1/22/2004                                                      5,000,000                5,045,546

New York City, GO Notes, RAN 2.50%, 4/11/2003                                                 3,000,000                3,003,723

New York City Municipal Water Finance Authority, CP

   1.08%, 4/3/2003 (LOC; Westdeutsche Landesbank)                                             4,700,000                4,700,000

New York State Dormitory Authority, CP

   (Cornell University) 1.03%, 6/11/2003                                                      4,000,000                4,000,000

New York State Thruway Authority

  Highway and Bridge Trust Fund, Revenue

   4%, 4/1/2003                                                                               1,950,000                1,954,963

OHIO--2.1%

Lakewood, GO Notes, BAN 2.50%, 5/16/2003                                                      1,300,000                1,301,191

Washington County, HR, VRDN

   (Marietta Area Health) 1.11% (LOC; Fifth Third Bank)                                       2,375,000  (a)           2,375,000

Zanesville School District, GO Notes

   2.03%, 3/13/2003                                                                           4,800,000                4,800,947

OREGON--2.1%

Gilliam County, SWDR, VRDN

  (Waste Management Project)

   1.10% (LOC; JPMorgan Chase Bank)                                                           8,500,000  (a)           8,500,000

PENNSYLVANIA--7.2%

Dauphin County General Authority, Revenue, VRDN

  School District Pooled Financing Program

  1.13% (Insured; AMBAC and Liquidity Facility;

   Bank of Nova Scotia)                                                                       8,475,000  (a)           8,475,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Delaware County Industrial Development Authority, CP

  (Philadelphia Electric)

   1.10%, 3/11/2003 (Insured; FGIC)                                                           2,000,000                2,000,000

Emmaus General Authority, Revenue, VRDN

   1.18% (GIC; Goldman Sachs and Company)                                                     1,700,000  (a)           1,700,000

Emmaus General Authority, Revenue, VRDN

   Local Government 1.15% (LOC; KBC Bank)                                                    10,000,000  (a)          10,000,000

Pennsylvania Economic Development Financing Authority

  Exempt Facilities Revenue, VRDN

  (Reliant Energy Seward Project)

   1.15% (LOC; Westdeutsche Landesbank)                                                       5,000,000  (a)           5,000,000

Philadelphia Hospitals and Higher Education

  Facilities Authority, Revenue, VRDN

  (Philadelphia Protestant Home)

   1.20% (LOC; Fleet National Bank)                                                           2,000,000  (a)           2,000,000

RHODE ISLAND--.7%

Rhode Island Housing and Mortgage Finance Corporation

  Revenue, VRDN, Merlots Program

   1.22% (Liquidity Facility; Wachovia Bank)                                                  2,965,000  (a)           2,965,000

SOUTH CAROLINA--1.6%

Berkeley County, Exempt Facility Industrial Revenue

  VRDN (Amoco Chemical Company Project)

   1.20% (Liquidity Facility; BP Amoco Corp.)                                                 2,500,000  (a)           2,500,000

Greenville County, GO Notes, BAN 1.78%, 11/25/2003                                            1,000,000                1,000,000

Oconee County School District

   GO Notes, TAN 1.55%, 3/14/2003                                                             3,160,000                3,160,000

TENNESSEE--4.7%

Chattanooga Metropolitan Airport Authority, Revenue

   Refunding, VRDN 1.30% (LOC; First Tennessee Bank)                                          9,125,000  (a)           9,125,000

Metropolitan Government Nashville and Davidson County

  Health and Educational Facilities Board, MFHR

  Refunding, VRDN (Brentwood Oaks Apartments)

   1.18% (Liquidity Facility; FNMA)                                                           9,720,000  (a)           9,720,000

TEXAS--13.5%

Brazos River Authority, PCR, Refunding, VRDN

  (TXU Energy Company Project)

   1.20% (LOC; JPMorgan Chase Bank)                                                           5,500,000  (a)           5,500,000

El Paso Industrial Development Authority, IDR

  VRDN (El Paso School District Limited Project)

   1.35% (LOC; JPMorgan Chase Bank)                                                           1,200,000  (a)           1,200,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Greater East Higher Education, SLR, VRDN

   1.12% (LOC; Student Loan Marketing)                                                        5,000,000  (a)           5,000,000

Houston, CP 1.08%, 5/22/2003 (Liquidity Facility:

  Bank of Nova Scotia, Landesbank Hessen

   Thuringen Girozentrale and Toronto Dominion Bank)                                         10,000,000               10,000,000

Houston Water and Sewer Authority, CP

  1.05%, 3/12/2003 (Liquidity Facility:

   Bayerische Landesbank and
   Westdeutsche Landesbank)                                                                   5,000,000                5,000,000

Port Development Corporation
   Marine Terminal Revenue

   VRDN (Pasadena Terminal Project)

   1.35% (LOC; Deutsche Bank)                                                                 2,420,000  (a)           2,420,000

Port of Port Arthur Navigation District

  Environmental Facilities Revenue, Refunding

   VRDN (Motiva Enterprises Project) 1.30%                                                    5,945,000  (a)           5,945,000

San Antonio, Water Revenue, CP

  1.10%, 5/12/2003 (Liquidity Facility: Landesbank

   Baden Wuerttemberg and Westdeutsche Landesbank)                                            8,000,000                8,000,000

State of Texas:

  SLR, Refunding, VRDN

    1.125%, 7/1/2003 (Liquidity Facility; Landesbank

      Hessen Thuringen Girozentrale)                                                          7,000,000  (a)           7,000,000

   TRAN 2.75%, 8/29/2003                                                                      4,560,000                4,597,462

UTAH--1.6%

Utah Housing Finance Agency, MFHR

  Refunding, VRDN (Candlestick Apartments LLC)

   1.10% (Liquidity Facility; FNMA)                                                           6,400,000  (a)           6,400,000

VIRGINIA--1.0%

Hanover County Industrial Development Authority, IDR

  VRDN (Iron and Metal Company Project)

   1.20% (LOC; Branch Banking and Trust Company)                                              4,150,000  (a)           4,150,000

WASHINGTON--3.5%

State of Washington, GO Notes, VRDN

  Merlots Program 1.17% (Insured; FGIC and Liquidity

   Facility; Wachovia Bank)                                                                   5,000,000  (a)           5,000,000

Washington Housing Finance Commission, MFHR

  Refunding, VRDN (Avalon Ridge Apartments Project)

   1.15% (Insured; FNMA)                                                                      9,255,000  (a)           9,255,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA--1.3%

West Virginia Hospital Finance Authority, Revenues

  VRDN, WVHA Pooled Financing Program:

      1.20% (LOC; One Valley Bank)                                                            5,005,000  (a)           5,005,000

      1.25% (Liquidity Facility: Bank of Nova Scotia and

         BNP Paribas and LOC; Bank of America)                                                  140,000  (a)             140,000

WISCONSIN--.9%

Stoughton Area School District, GO Notes, BAN

   1.50%, 10/15/2003                                                                          1,125,000                1,125,990

Wisconsin Health and Educational Facilities Authority

  Revenue, VRDN (Gundersen Lutheran Clinic Project)

   1.20% (Insured; FSA and Liquidity Facility;
   Dexia Credit Locale)                                                                       2,600,000  (a)           2,600,000

WYOMING---2.3%

Campbell County, IDR

  (Two Elk Power General Station Project)

   1.60%, 12/3/2003 (GIC; Bayerische Landesbank)                                              9,500,000                9,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $403,622,109)                                                              99.8%             403,622,109

CASH AND RECEIVABLES (NET)                                                                           .2%                 686,430

NET ASSETS                                                                                        100.0%             404,308,539




Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                          Company

FNMA                      Federal National Mortgage
                          Association

FSA                       Financial Security Assurance

GIC                       Guaranteed Investment Contract

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LOR                       Limited Obligation Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

PSR                       Power Supply Revenue

RAN                       Revenue Anticipation Notes

SLR                       Student Loan Revenue

SWDR                      Solid Waste Disposal Revenue

TAN                       Tax Anticipation Notes

TRAN                      Tax and Revenue Anticipation
                          Notes

VRDN                      Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               88.4

AAA, AA, A(b)                    Aaa, Aa, A(b)                   AAA, AA, A(b)                                     1.3

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                     10.3

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           403,622,109   403,622,109

Cash                                                                  2,898,894

Interest receivable                                                     938,773

Prepaid expenses                                                         13,251

                                                                    407,473,027
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           107,652

Payable for investment securities purchased                           3,000,000

Payable for shares of Common Stock redeemed                              20,000

Accrued expenses and other liabilities                                   36,836

                                                                      3,164,488
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      404,308,539
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     404,304,165

Accumulated net realized gain (loss) on investments                       4,374
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      404,308,539
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)       404,304,165

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,956,082

EXPENSES:

Management fee--Note 2(a)                                            1,000,142

Shareholder servicing costs--Note 2(b)                                 143,572

Custodian fees                                                          24,613

Professional fees                                                       14,257

Registration fees                                                        9,813

Prospectus and shareholders' reports                                     9,761

Directors' fees and expenses--Note 2(c)                                  3,982

Miscellaneous                                                            7,467

TOTAL EXPENSES                                                       1,213,607

Less--reduction in management fee due to
  undertaking--Note 2(a)                                              (313,479)

NET EXPENSES                                                           900,128

INVESTMENT INCOME--NET                                               2,055,954
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 49,696

Net unrealized appreciation (depreciation) on investments               (2,785)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  46,911

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,102,865

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003           Year Ended
                                               (Unaudited)     August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,055,954            5,834,240

Net realized gain (loss) from investments          49,696               17,226

Net unrealized appreciation
   (depreciation) of investments                   (2,785)               2,785

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,102,865            5,854,251
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (2,055,954)          (5,834,240)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 141,205,731          286,304,972

Dividends reinvested                            1,934,955            5,477,922

Cost of shares redeemed                      (154,840,951)        (328,288,823)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (11,700,265)         (36,505,929)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (11,653,354)         (36,485,918)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           415,961,893          452,447,811

END OF PERIOD                                 404,308,539          415,961,893

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                            Six Months Ended
                                            February 28, 2003
                                                                                             Year Ended August 31,
                                                              ----------------------------------------------------------------------

                                              (Unaudited)             2002           2001           2000       1999        1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                              1.00              1.00           1.00           1.00       1.00        1.00

Investment Operations:

Investment income--net                              .005              .013           .032           .034       .029        .033

Distributions:

Dividends from investment
   income--net                                     (.005)            (.013)         (.032)         (.034)     (.029)      (.033)

Net asset value,
   end of period                                    1.00              1.00           1.00           1.00       1.00        1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    1.03(a)           1.36           3.26           3.47       2.90        3.31
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .45(a)            .45            .45            .45        .45         .45

Ratio of net investment
   income to average
   net assets                                       1.03(a)           1.35           3.22           3.39       2.86        3.26

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                           .16(a)            .15            .15            .15        .15         .17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   404,309           415,962        452,448        490,964    609,532     615,469

(A)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Fund (the "fund" ) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On January 16, 2003, the Board of Director's approved, a change in the Company's name from "Dreyfus BASIC Municipal Fund, Inc." to "Dreyfus Municipal Funds, Inc." and a change in the fund's name from "Dreyfus BASIC Municipal Money Market Portfolio" to "Dreyfus BASIC Municipal Money Market Fund." These changes were effective March 31, 2003.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, fund valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $18,622 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $45,322 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $8,303 of the carryover expires in fiscal 2004, $24,979 expires in fiscal 2005, $423 expires in fiscal 2006 and $11,617 expires in fiscal 2007.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $313,479 during the period ended February 28, 2003.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2003, the fund was charged $104,564 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $22,305 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

                 For More Information

                        Dreyfus
                        BASIC Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  122SA0203




      Dreyfus
      BASIC New Jersey
      Municipal Money
      Market Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC
                                                           New Jersey Municipal
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus BASIC New Jersey Municipal Money Market Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

A number of economic and political factors continued to drive tax-exempt money market yields lower during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer the stability of cash over other asset classes, such as stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. For its part, the Federal Reserve
Board  contributed  to  lower money market yields by further reducing short-term
interest    rates    in    November    2002.

Although returns from tax-exempt money market funds have been modest, these economic and political influences have generally eroded the value of longer-term investments from corporate issuers, such as stocks. As a result, tax-exempt money market funds have helped protect many investors from the full brunt of the stock market's decline, while providing tax-exempt income. Will tax-exempt money market funds continue to outperform stocks? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to cash after the stock market's prolonged slump, adherence to a long-term asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus BASIC New Jersey Municipal Money Market Fund perform during the period?

For the six-month period ended February 28, 2003, the fund produced an annualized yield of 1.02%. Taking into account the effects of compounding, the fund produced an annualized effective yield of 1.03%.(1)

We  attribute  the  fund' s  modest  returns  to  declining  interest  rates and
heightened   investor   demand   for   tax-exempt   money   market  securities.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state income taxes.

In pursuing this investment approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse fund of high-quality, tax-exempt money market instruments from New Jersey-exempt issuers. Second, we actively manage the fund's average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in New Jersey' s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the fund, which should position the fund to purchase new securities with higher yields, if higher yields materialize as a result of the increase in supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the fund's average weighted maturity. If we anticipate limited new-

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

issue supply, we may extend the fund's average maturity to maintain then-current yields for as long as we deem practical. At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The reporting period began in a fragile economic environment, and many investors expected that the Federal Reserve Board (the "Fed" ) would cut short-term interest rates, which were already hovering near historical lows. Indeed, in November, the Fed reduced interest rates by 50 basis points to just 1.25% because of a "soft spot" in the economy caused by corporate accounting scandals and the threat of war in Iraq.

As short-term interest rates fell, so did yields of tax-exempt money market instruments. In addition, yields were subject to further downward pressure when demand for high-quality, short-term securities remained high from investors seeking stable alternatives to a persistently volatile stock market. Heightened international tensions related to a possible war with Iraq intensified the "flight to quality."

In this challenging environment, we have maintained the fund's weighted average maturity at points that generally were longer than those of its peer group average. This enabled the fund to maintain higher, existing yields for a longer period as interest rates declined. Nonetheless, until late in the reporting period we purchased few securities with maturities beyond nine months. Instead, we focused primarily on municipal notes in the three- to nine-month range. Our search for competitive yields in a low interest-rate environment led us to relatively small blocks of notes from counties and school districts we considered fiscally sound. In contrast, because of its low yield, commercial paper was relatively unattractive during much of the reporting period.


Like many other states, New Jersey's fiscal condition suffered during the recent period of economic weakness. Because tax revenues have failed to meet previous projections, the state faces budget deficits. However, the state balanced its budget for the 2003 fiscal year through spending cuts and increases in certain fees and taxes. Further spending reductions, tax hikes and the planned securitization of New Jersey's share of litigation-settlement proceeds from the nation' s tobacco companies are expected to help bridge the estimated $5 billion deficit expected for the 2004 fiscal year. Accordingly, the major, independent credit-rating agencies have maintained the state's credit rating in the double-A range.

What is the fund's current strategy?

We generally have continued to focus on maintaining a laddered fund of securities in the three- to nine-month maturity range. However, we took advantage of what we believe are some attractive values on one-year notes in January. We are watchful for investment opportunities, and we have positioned the fund to give us the flexibility we need to take advantage of such opportunities as we deem appropriate.

March 17, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER.

                                                             The Fund

February 28, 2003 (Unaudited)



STATEMENT OF INVESTMENTS


                                                                                              Principal
TAX EXEMPT INVESTMENTS--100.4%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--98.0%

Avalon School District, GO Notes, BAN

   2.125%, 12/11/2003                                                                         2,000,000                2,011,775

Bergen County Improvement Authority, MFHR

  VRDN (Kentshire Apartments Project)

   1.10% (LOC; FNMA)                                                                          5,000,000  (a)           5,000,000

Township of Berlin, GO Notes

   Refunding 2%, 1/1/2004 (Insured; MBIA)                                                       160,000                  160,928

Burlington County, GO Notes:

   3%, 8/1/2003 (Insured; FSA)                                                                  450,000                  453,382

   Refunding 4.60%, 3/15/2003                                                                   100,000                  100,134

Cape May County Bridge Commission
   Guaranteed Revenue

   4.15%, 6/1/2003 (Insured; MBIA)                                                              100,000                  100,641

Carteret, GO Notes, General Improvement

   3.40%, 11/15/2003 (Insured; MBIA)                                                            300,000                  303,898

Chatham Borough, GO Notes 3.375%, 8/1/2003                                                      255,000                  256,820

Township of Cherry Hill, GO Notes:

   (Fire District Number 13) 2.75%, 9/1/2003                                                    200,000                  201,248

   Refunding 4.25%, 7/15/2003                                                                   135,000                  136,373

Township of Chester School District, GO Notes

   5%, 9/1/2003 (Insured; FSA)                                                                  250,000                  254,696

Clearview Regional High School District, GO Notes

   3%, 2/15/2004 (Insured; FGIC)                                                                240,000                  244,000

Township of Colts Neck, GO Notes:

   3%, 5/1/2003                                                                                 115,000                  115,189

   BAN 2%, 12/15/2003                                                                         1,453,500                1,461,244

   Refunding 3%, 5/1/2003                                                                       275,000                  275,452

Cumberland County, GO Notes:

   (County College) 3.25%, 8/1/2003 (Insured; AMBAC)                                            250,000                  251,656

   General Improvement 3.25%, 8/1/2003 (Insured; FGIC)                                          250,000                  251,656

Township of Dover, GO Notes, General Improvement

   3.75%, 4/1/2003 (Insured; MBIA)                                                              510,000                  510,638

Township of East Amwell, GO Notes, General Improvement

   3.75%, 2/15/2004 (Insured; MBIA)                                                             100,000                  102,339

Township of East Hanover School District, GO Notes

   3.70%, 1/15/2004 (Insured; FSA)                                                              295,000                  301,291

Township of Edison Board of Education, GO Notes

   3.375%, 7/15/2003 (Insured; FGIC)                                                            265,000                  266,836

Essex County, GO Notes:

   General Improvement 4.25%, 6/1/2003 (Insured; FGIC)                                          250,000                  251,731

   Refunding 5%, 11/15/2003 (Insured; FGIC)                                                     150,000                  154,026


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Fort Lee, GO Notes 4.375%, 2/1/2004                                                             125,000                  128,483

Township of Franklin Somerset County, GO Notes

   Refunding 3%, 11/1/2003 (Insured; FSA)                                                       505,000                  510,599

Township of Galloway, GO Notes:

   General Improvement
      3.50%, 12/1/2003 (Insured; MBIA)                                                          150,000                  152,346

   (Sewer Utilities) 3.50%, 12/1/2003 (Insured; MBIA)                                           150,000                  152,346

Glen Ridge School District, GO Notes 5.55%, 8/1/2003                                            110,000                  111,978

Township of Gloucester, GO Notes, Refunding

   3%, 7/15/2003 (Insured; AMBAC)                                                               100,000                  100,632

Hudson County, COP, Refunding

   4%, 6/1/2003 (Insured; MBIA)                                                                 840,000                  844,193

Hunterdon Central Regional High School District

   GO Notes 5.25%, 5/1/2003 (Insured; FSA)                                                      125,000                  125,780

Jersey City, GO Notes, Refunding

   4.70%, 10/1/2003 (Insured; AMBAC)                                                            200,000                  203,412

Kearny, GO Notes, Refunding

   2%, 2/1/2004 (Insured; FSA)                                                                  700,000                  704,918

Kearny Municipal Utility Authority, Revenue

   Refunding 2%, 11/15/2003 (Insured; FGIC)                                                     300,000                  301,691

Township of Lakewood, GO Notes, General

   Improvement 3.50%, 10/1/2003 (Insured; MBIA)                                                 525,000                  530,932

Linden, GO Notes 2.50%, 10/15/2003 (Insured; AMBAC)                                             185,000                  185,799

Little Silver School District, GO Notes

   4.75%, 3/1/2003 (Insured; FGIC)                                                              350,000                  350,050

Township of Lumberton, GO Notes, Refunding:

   2%, 2/1/2004 (Insured; FSA)                                                                  245,000                  246,680

   Board of Education 2.125%, 8/15/2003 (Insured; FSA)                                          350,000                  351,365

Matawan-Aberdeen Regional School District

   GO Notes 4%, 9/15/2003 (Insured; FGIC)                                                       175,000                  177,475

Township of Medford, GO Notes

   3.50%, 7/1/2003 (Insured; FSA)                                                               200,000                  201,153

Township of Mendham, GO Notes 3%, 9/1/2003                                                      225,000                  226,685

Mercer County, GO Notes 5%, 9/1/2003                                                            250,000                  254,367

Mercer County Improvement Authority, Revenue

  Refunding (Special Services School District)

   2%, 8/1/2003                                                                                 275,000                  275,923

Township of Middle School District, GO Notes, GAN

   2%, 10/17/2003                                                                             1,500,000                1,504,556

Middlesex County, GO Notes 5.70%, 10/1/2003                                                     100,000                  101,973

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Monmouth County Improvement Authority, Revenue

   (Governmental Loan) 2%, 12/1/2003 (Insured; FSA)                                             825,000                  828,071

Township of Monroe Municipal Utilities Authority

   Revenue, Refunding 2%, 2/1/2004 (Insured; FSA)                                               475,000                  478,253

Montclair, GO Notes, General Improvement

   4.90%, 1/1/2004 (Insured; MBIA)                                                              500,000                  514,936

Montville Township Municipal Utility Authority, Revenue

   Refunding 4.50%, 12/1/2003 (Insured; AMBAC)                                                  310,000                  316,928

Morris Plains School District, GO Notes

   3.25%, 2/15/2004 (Insured; FSA)                                                              240,000                  244,570

Township of Mount Laurel, GO Notes

   5.15%, 10/1/2003 (Insured; FSA)                                                              200,000                  204,620

New Brunswick Parking Authority, Auto Parking Revenue

   Refunding 2%, 9/1/2003 (Insured; MBIA)                                                       150,000                  150,201

State of New Jersey:

  GO Notes:

      5%, 3/1/2003                                                                              100,000                  100,018

      Refunding 5.50%, 2/15/2004                                                                100,000                  104,042

      VRDN (Municipal Securities Trust Receipts)

         1.20% (Liquidity Facility; JPMorgan Chase Bank)                                        270,000  (a)             270,000

   Revenue, TRAN 3%, 6/12/2003                                                                1,160,000                1,164,913

New Jersey Building Authority, State Building Revenue

   5%, 6/15/2003                                                                                300,000                  303,050

New Jersey Economic Development Authority:

  Revenue:

    (Department of Human Services)

         3%, 7/1/2003                                                                           680,000                  682,238

      Public School Small Project Loan Program

         4.80%, 8/15/2003                                                                       200,000                  203,088

      (School Facilities-Construction)

         5%, 6/15/2003                                                                          100,000                  100,943

      (The Wardlaw-Hartridge School)

         5.15%, 10/1/2003 (LOC; Wachovia Bank)                                                  135,000                  138,038

   VRDN:

      EDR:

         (AJV Holdings LLC Project)

            1.25% (LOC; JPMorgan Chase Bank)                                                    900,000  (a)             900,000

         (ARND LLC Project)

            1.13% (LOC; Wachovia Bank)                                                        4,580,000  (a)           4,580,000

         (AVP Realty Holdings) 1.15% (LOC; PNC Bank)                                            450,000  (a)             450,000

         (Challenge Printing Project)

            1.18% (LOC; Wachovia Bank)                                                        1,840,000  (a)           1,840,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority (continued):

  VRDN (continued):

    EDR (continued):

         (Fieldstone Corporation)

            1.15% (LOC; PNC Bank)                                                               750,000  (a)             750,000

         (Guttenplans Bakery, Inc.)

            1.15% (LOC; PNC Bank)                                                               200,000  (a)             200,000

         (Hathaway Association LLC Project)

            1.18% (LOC; Wachovia Bank)                                                        3,680,000  (a)           3,680,000

         (RCC Properties LLC Project)

            1.18% (LOC; Wachovia Bank)                                                        2,235,000  (a)           2,235,000

         Refunding (RDR Investment Company LLC)

            1.18% (LOC; Wachovia Bank)                                                          500,000  (a)             500,000

         (South Van Brunt Properties LLC)

            1.18% (LOC; Wachovia Bank)                                                        2,035,000  (a)           2,035,000

         (Stamato Realty LLC Project)

            1.10% (LOC; Valley National Bank)                                                 4,800,000  (a)           4,800,000

         (Steel Craft Industries Corporation Project)

            1.18% (LOC; Wachovia Bank)                                                        2,360,000  (a)           2,360,000

         (Stone Brothers Secaucus Project)

            1.13% (LOC; Valley National Bank)                                                 1,855,000  (a)           1,855,000

         (The Center School Project)

            1.10% (LOC; Fleet Bank)                                                           1,400,000  (a)           1,400,000

         (United Window and Door Manufacturing Inc.)

            1.18% (LOC; Wachovia Bank)                                                          800,000  (a)             800,000

         (Wearbest SIL--Tex Mills Project)

            1.30% (LOC; The Bank of New York)                                                 3,345,000  (a)           3,345,000

      IDR (Pennwell Holdings LLC Project)

         1.18% (LOC; Wachovia Bank)                                                           3,260,000  (a)           3,260,000

      Industrial Revenue:

         (Adam Spence Corporation Project)

            1.13% (LOC; Wachovia Bank)                                                        1,430,000  (a)           1,430,000

         (Falcon Safety Products Project)

            1.15% (LOC; PNC Bank)                                                             3,000,000  (a)           3,000,000

         (Joe and James Moreng)

            1.13% (LOC; Wachovia Bank)                                                        2,175,000  (a)           2,175,000

         (Melrich Road Development Corporation)

            1.18% (LOC; Wachovia Bank)                                                        2,370,000  (a)           2,370,000

      Private Schools Revenue (Stuart Country Day

         School) 1.15% (LOC; Allied Irish Bank)                                               2,600,000  (a)           2,600,000

      Revenue:

         (Amerasia International Technology)

            1.33% (LOC; Wachovia Bank)                                                          110,000  (a)             110,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority (continued):

  VRDN (continued):

    Revenue (continued):

         (Bethany Baptist Church Project)

            1.08% (LOC; Wachovia Bank)                                                        2,415,000  (a)           2,415,000

         (Economic Growth):

            1.10% (LOC; Fleet National Bank)                                                    450,000  (a)             450,000

            1.15% (LOC; HSBC Bank USA)                                                        1,260,000  (a)           1,260,000

         (Four Woodbury Mews Project)

            1.21% (LOC; Fleet National Bank)                                                  5,000,000  (a)           5,000,000

         (Ideal Window Manufacturing Project)

            1.18% (LOC; Wachovia Bank)                                                          760,000  (a)             760,000

         (Venice Maid Foods Project)

            1.13% (LOC; ABN-AMRO)                                                             1,000,000  (a)           1,000,000

      Special Facility Revenue (Port Newark

         Container LLC) 1.15% (LOC; Citibank)                                                 1,400,000  (a)           1,400,000

New Jersey Health Care Facilities Financing Authority

  Revenue (Virtua Health Issue)

   4%, 7/1/2003 (Insured; FSA)                                                                  100,000                  100,925

New Jersey State Educational Facilities Authority:

  College and University Revenue:

    (Montclair State University)

         4.85%, 7/1/2003 (Insured; AMBAC)                                                       100,000                  101,229

      (Princeton University) 4%, 7/1/2003                                                       125,000                  126,039

      Refunding:

         (Ramapo College)

            5.05%, 7/1/2003 (Insured; MBIA)                                                     250,000                  252,858

         (Seton Hall University Project)

            5.25%, 7/1/2003 (Insured; AMBAC)                                                    200,000                  202,488

      VRDN (Caldwell College Issue)

         1.03% (LOC; Allied Irish Bank)                                                       5,905,000  (a)           5,905,000

   LR (Higher Education Equipment Leasing Fund)

      4%, 9/1/2003                                                                            1,200,000                1,214,968

   Revenue:

      (Capital Improvement Fund)

         5%, 9/1/2003                                                                           125,000                  127,186

      (Higher Education Facilities Trust Fund)

         5.125%, 9/1/2003 (Insured; AMBAC)                                                      200,000                  203,881

New Jersey State Transit Corporation:

   LR, COP 5%, 9/15/2003 (Insured; AMBAC)                                                       150,000                  152,654

   Transit Revenue, GAN

      5.50%, 9/1/2003 (Insured; FSA)                                                            500,000                  509,989


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey State Transportation Trust Fund Authority

  Transportation System Revenue:

      4.50%, 6/15/2003 (Insured; FSA)                                                           170,000                  171,275

      4.75%, 6/15/2003                                                                          100,000                  100,942

      4.75%, 6/15/2003 (Insured; FSA)                                                           100,000  (b)             101,053

      6%, 6/15/2003 (Insured; AMBAC)                                                            320,000                  324,173

      6.25%, 6/15/2003 (Insured; MBIA)                                                          250,000                  253,324

New Jersey Waste Water Treatment Trust, Revenue

   4.30%, 3/1/2003 (Insured; AMBAC)                                                             105,000                  105,017

Newark Housing Authority, MFHR, VRDN

   1.28% (Liquidity Facility; Merrill Lynch)                                                  1,000,000  (a)           1,000,000

Northfield, GO Notes 2.50%, 9/1/2003 (Insured; FGIC)                                            270,000                  271,345

Township of Ocean, GO Notes

   4.10%, 5/1/2003 (Insured; FSA)                                                               600,000                  602,073

Ocean City, GO Notes, General Improvement

   2.50%, 12/15/2003 (Insured; AMBAC)                                                           475,000                  479,139

Ocean City Board of Education, GO Notes

   4.75%, 4/1/2003 (Insured; FGIC)                                                              550,000                  551,148

Ocean County, GO Notes 6.875%, 6/15/2003                                                        100,000                  101,487

Ocean County Utilities Authority, Wastewater Revenue

   6.125%, 1/1/2004                                                                             100,000                  104,089

Ocean Gate Borough, GO Notes, General Improvement

   4.125%, 3/1/2004 (Insured; AMBAC)                                                             90,000                   92,534

Township of Old Bridge, GO Notes:

   3.55%, 12/1/2003 (Insured; FSA)                                                              250,000                  254,004

   BAN 1.625%, 2/4/2004                                                                       2,432,500                2,440,884

Township of Parsippany-Troy Hills, GO Notes

   2.50%, 10/1/2003 (Insured; MBIA)                                                           1,255,000                1,262,137

Township of Pennsauken, GO Notes, BAN

   2%, 7/31/2003                                                                              2,750,000                2,753,950

Township of Pennsauken School District, GO Notes

   4.75%, 4/1/2003 (Insured; FGIC)                                                              400,000                  401,000

Port Authority of New York and New Jersey:

  Revenue:

      5%, 9/1/2003 (Insured; MBIA)                                                              100,000                  101,884

      4.125%, 12/1/2003                                                                         200,000                  204,310

   Special Obligation Revenue, VRDN:

      Merlots Program 1.12% (Insured; MBIA and

         Liquidity Facility; Wachovia Bank)                                                     995,000  (a)             995,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Port Authority of New York and New Jersey (continued):

  Special Obligation Revenue, VRDN (continued):

    (Versatile Structure Obligation):

         1.25% (Liquidity Facility; Bank of Nova Scotia)                                     13,500,000  (a)          13,500,000

         1.25% (Liquidity Facility; Landesbank Hessen-

            Thuringen Girozentrale)                                                          11,000,000  (a)          11,000,000

Rancocas Valley Regional High School District

   GO Notes 5.30%, 2/1/2004 (Insured; FGIC)                                                     105,000                  108,889

Ringwood Borough, GO Notes, BAN

   2.25%, 3/14/2003                                                                             381,000                  381,020

Roselle, GO Notes 4%, 3/15/2003 (Insured; MBIA)                                                 125,000                  125,107

Township of Roxbury, GO Notes, General Improvement

   and Water Utility 2.625%, 2/1/2004 (Insured; FGIC)                                           220,000                  222,766

Salem County Improvement Authority, LR, Refunding

  (Correctional Facility and Court House)

   2.25%, 5/1/2003 (Insured; FGIC)                                                              265,000                  265,494

Salem County Industrial Pollution
   Control Financing Authority

   Industrial Revenue, VRDN (EI Dupont) 1.15%                                                   100,000  (a)             100,000

Secaucus School District, GO Notes

   1.75%, 7/21/2003                                                                           1,805,419                1,809,286

Somerset County Industrial Pollution Control Financing

  Authority, Industrial Revenue, Refunding, VRDN

   (American Cyanamid) 1.60%                                                                    200,000  (a)             200,000

Somerset Raritan Valley Sewer Authority, Sewer Revenue

   Refunding 4.50%, 7/1/2003 (Insured; MBIA)                                                    100,000                  100,961

Township of South Brunswick, GO Notes, General

   Improvement 3.50%, 1/15/2004 (Insured; MBIA)                                                 325,000                  331,204

Township of South Hackensack Board of Education

   GO Notes 3.50%, 2/15/2004 (Insured; FSA)                                                     165,000                  168,536

Township of Sparta, GO Notes, BAN

   1.70%, 1/16/2004                                                                           2,319,449                2,328,510

Tinton Falls, GO Notes, BAN 1.70%, 1/30/2004                                                  1,035,000                1,039,218

Tobacco Settlement Financing Corporation, Revenue

   VRDN 1.22% (Liquidity Facility; Merrill Lynch)                                             4,995,000  (a)           4,995,000

Trenton, GO Notes:

   5.625%, 3/1/2003 (Insured; FGIC)                                                             100,000                  100,022

   5%, 4/1/2003 (Insured; MBIA)                                                                 100,000                  100,242

   6.25%, 8/15/2003 (Insured; MBIA)                                                             125,000                  127,610


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Township of Warren, GO Notes 3.60%, 5/1/2003                                                    225,000                  225,592

Wildwood, GO Notes, General Improvement

   3%, 1/1/2004 (Insured; MBIA)                                                                 770,000                  780,156

U.S. RELATED--2.4%

Commonwealth of Puerto Rico, GO Notes:

   5%, 7/1/2003 (Insured; MBIA)                                                                 300,000                  303,838

   5.50%, 7/1/2003 (Insured; AMBAC)                                                             350,000                  355,066

   6.50%, 7/1/2003 (Insured; MBIA)                                                              100,000                  101,767

Commonwealth of Puerto Rico Highway and Transportation

  Authority, Transportation Revenue

   4.875%, 7/1/2003 (Insured; MBIA)                                                             150,000                  151,844

Puerto Rico Electric and Power Authority, Power Revenue

   Refunding 5.60%, 7/1/2003 (Insured; FSA)                                                     100,000                  101,127

Puerto Rico Industrial Tourist Educational, Medical and

  Environmental Control Facility, Revenue

   VRDN (Bristol-Meyers Squibb Project) 1.13%                                                 2,500,000  (a)           2,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $148,764,438)                                                             100.4%             148,764,438

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.4%)               (550,954)

NET ASSETS                                                                                        100.0%             148,213,484

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

BAN                       Bond Anticipation Notes

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                          Company

FNMA                      Federal National Mortgage
                          Association

FSA                       Financial Security Assurance

GAN                       Grant Anticipation Notes

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFHR                      Multi-Family Housing Revenue

TRAN                      Tax and Revenue Anticipation
                          Notes

VRDN                      Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               45.4

AAA, AA, A (c)                   Aaa, Aa, A (c)                  AAA, AA, A (c)                                   23.3

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    31.3

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           148,764,438   148,764,438

Cash                                                                    470,889

Interest receivable                                                     493,194

Prepaid expenses                                                          6,599

                                                                    149,735,120
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            31,013

Payable for investment securities purchased                           1,459,967

Accrued expenses                                                         30,656

                                                                      1,521,636
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      148,213,484
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     148,216,638

Accumulated net realized gain (loss) on investments                      (3,154)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      148,213,484
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       148,216,638

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        995,056

EXPENSES:

Management fee--Note 2(a)                                              341,869

Shareholder servicing costs--Note 2(b)                                  39,000

Auditing fees                                                           19,566

Custodian fees                                                          10,981

Registration fees                                                        6,017

Prospectus and shareholders' reports                                     5,599

Directors' fees and expenses--Note 2(c)                                  1,555

Legal fees                                                               1,198

Miscellaneous                                                            9,938

TOTAL EXPENSES                                                         435,723

Less--reduction in management fee due to
  undertaking--Note 2(a)                                              (128,041)

NET EXPENSES                                                           307,682

INVESTMENT INCOME--NET                                                 687,374
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                    (948)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   686,426

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            687,374             1,861,428

Net realized gain (loss) from investments            (948)                 (692)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      686,426             1,860,736
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (687,374)           (1,861,428)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                  54,444,752            79,860,374

Dividends reinvested                              673,641             1,821,418

Cost of shares redeemed                       (31,749,523)          (84,424,571)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             23,368,870            (2,742,779)

TOTAL INCREASE (DECREASE) IN NET ASSETS        23,367,922            (2,743,471)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           124,845,562           127,589,033

END OF PERIOD                                 148,213,484           124,845,562

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                         February 28, 2003                                Year Ended August 31,
                                                                   -----------------------------------------------------------------

                                                (Unaudited)            2002          2001          2000           1999        1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00             1.00          1.00          1.00           1.00        1.00

Investment Operations:

Investment income--net                                .005             .014          .032          .033           .026        .030

Distributions:

Dividends from investment
   income--net                                       (.005)           (.014)        (.032)        (.033)         (.026)      (.030)

Net asset value, end of period                        1.00             1.00          1.00          1.00           1.00        1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      1.03(a)          1.46          3.26          3.32           2.62        3.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .45(a)           .45           .45           .45            .45         .45

Ratio of net investment income
   to average net assets                              1.01(a)          1.45          3.21          3.27           2.59        2.97

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .19(a)           .17           .16           .18            .20         .19
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     148,213          124,846       127,589       122,340        111,946     118,622

(A) ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

     Dreyfus BASIC New Jersey Municipal Money Market Fund (the "fund") is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

On January 16, 2003, the Board of Directors approved, a change in the Company's name from "Dreyfus BASIC Municipal Fund, Inc." to "Dreyfus Municipal Funds, Inc." and a change in the fund's name from "Dreyfus BASIC New Jersey Municipal Money Market Portfolio" to "Dreyfus BASIC New Jersey Municipal Money Market Fund." These changes were effective March 31, 2003.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Company' s Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings of $7,490 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement
is    included    in    interest    income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $2,206 available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $1,514 of the carryover expires in fiscal 2007 and $692 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fee, pursuant to the undertaking, amounted to $128,041 during the period ended February 28, 2003.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2003, the fund was charged $28,199 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $4,841 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTES

                 For More Information

                        Dreyfus
                        BASIC New Jersey
                        Municipal Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  127SA0203









Dreyfus Premier
Select Municipal
Bond Fund



SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                     Dreyfus Premier Select Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear    Shareholder:

This semiannual report for Dreyfus Premier Select Municipal Bond Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

A number of economic and political factors continued to support higher municipal bond prices during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors preferred the relative stability of fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to the municipal bond market' s strength by further reducing short-term interest rates in November 2002.

The result of these influences has been generally attractive total returns from high-quality, tax-exempt bonds. Can this constructive environment for municipal bonds be sustained? While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds after a prolonged period of fixed-income outperformance, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 1, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier Select Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund achieved a total return of 3.82% .(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 3.36% for the same period.(2) In addition, the fund is reported in the Lipper General Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 2.63%.(3)

Note: On March 31, 2003, the fund was re-named "Dreyfus Premier Select Municipal Bond Fund" and began offering Class A, Class B and Class C shares, in addition to the fund' s currently outstanding shares which were reclassified as Class Z shares. The return noted above, then, reflects the return for Class Z shareholders during the reporting period.(4)

We attribute the municipal bond market's strong performance to falling interest rates and heightened investor demand for relatively stable fixed-income securities. The fund produced a higher return than its benchmark and Lipper category average, primarily because of good performance among its holdings of premium-priced bonds.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuit of this objective, we conduct a rigorous analysis of each individual bond's structure. Our bond structure analysis helps identify bonds that will assist us in maximizing income and achieving a competitive total return, which is the combination of income earned and bond price changes over a period of time.

We try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

investors. Our belief is that the prices of these bonds will rise as they return
to    favor    over    time.

We also look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. In addition, we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was in the midst of a protracted slowdown. Despite earlier expectations of a more robust recovery, economic growth remained sluggish as corporate scandals and heightened international tensions eroded corporate and consumer confidence. Citing these factors, the Federal Reserve Board reduced short-term interest rates in early November by 50 basis points. In addition, investor demand for high-quality, tax-exempt bonds remained high throughout the reporting period, more than offsetting an increase in the supply of new bonds. Municipal bond prices generally rose in this environment, and their yields fell, benefiting the fund's total return.

The fiscal condition of many states and municipalities generally deteriorated as revenues from state income taxes, capital gains taxes and sales taxes failed to meet projections. To bridge their budget gaps, many states and municipalities cut spending, raised taxes and issued new bonds. Although a surge in new issuance typically causes yields to rise, robust investor demand easily absorbed the increased supply, and bond yields remained low.

In this environment, the fund also benefited from its holdings of income-oriented securities selling either at face value or at modest premiums to the prices they will command when redeemed early, or "called," by their issuers. Prices of these "cushion bonds" were supported by high levels of investor demand. In addition, some of the fund's cushion bonds were "pre-refunded" during the reporting period. When bonds are pre-refunded, new bonds are issued at lower rates and some of the proceeds are set aside to retire existing, higher-yielding bonds on their first "call dates." This shortens the bonds' effec-

tive maturities and puts upward pressure on prices. The pre-refunded bonds continue to pay interest until they are redeemed.

In addition, the fund benefited during the reporting period from the sale of relatively short maturity bonds, the proceeds of which were reinvested in longer-term cushion bonds with nine- to 10-year calls. The longer-dated bonds were better able to capture the benefits of price appreciation as interest rates fell.

What is the fund's current strategy?

We have continued to maintain the fund's average effective maturity at points that are slightly shorter than those of the fund's Lipper category average. This strategy is designed to preserve capital and capture higher yields if the
economy    gains    momentum    and    interest    rates    begin   to   rise.

In addition, we have increased the fund's exposure to highly rated bonds from California issuers, which were available recently at what we believe to be attractive prices. However, because of credit quality concerns, the fund generally has held few bonds issued on behalf of corporations. In our view, these are prudent strategies in today's uncertain economic and geopolitical environment.

April 1, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND
     EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) CLASS Z IS NOT SUBJECT TO ANY INITIAL OR DEFERRED SALES CHARGE. CLASS A, CLASS B AND CLASS C SHARES WERE NOT OFFERED TO THE PUBLIC DURING THE FISCAL PERIOD SO NO PERFORMANCE INFORMATION IS AVAILABLE FOR THESE CLASSES.

                                                                     The Fund  5



STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.4%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.4%

Florence, Warrants 5.75%, 9/1/2015 (Insured; MBIA)                                            1,000,000                1,108,230

ARKANSAS--1.3%

Board of Trustees of the University of Arkansas,

  Various Facility Revenue (Fayetteville Campus)

   5.50%, 12/1/2017 (Insured; FGIC)                                                           2,865,000                3,225,245

CALIFORNIA--8.8%

California:

  GO:

      5.25%, 10/1/2016                                                                        4,070,000                4,202,682

      5.25%, 9/1/2017 (Insured; MBIA)                                                         1,800,000                1,928,412

   Veterans 5.45%, 12/1/2024 (Insured; FSA)                                                   3,430,000                3,502,613

California Department of Water Resources,
   Power Supply Revenue 5.375%, 5/1/2017                                                      4,000,000                4,386,680

Fullerton Joint Union High School District
   5%, 8/1/2018 (Insured ; FSA)                                                                 760,000                  805,235

Glendora Unified School District, GO:

   Zero Coupon, 8/1/2026 (Insured; FGIC)                                                      2,575,000  (a)             739,952

   Zero Coupon, 8/1/2027 (Insured; FGIC)                                                      2,000,000  (a)             542,720

Golden State Tobacco Securitization Corp.,

  Tobacco Settlement Asset--Backed Bonds

   6.75%, 6/1/2039                                                                            2,000,000                1,974,380

Los Angeles County Metropolitan Transportation Authority,

   Sales Tax Revenue 5.625%, 7/1/2018 (Insured; MBIA)                                         1,000,000                1,034,050

Nevada Joint Union High School District
   (Nevada and Yuba Counties)

   GO 5%, 8/1/2022 (Insured; FSA)                                                             1,160,000                1,206,377

Tustin Unified School District, Special Tax

  (Senior Lien Community Facilities District 97)

   Zero Coupon, 9/1/2021 (Insured; FSA)                                                       1,615,000                  638,748

Walnut Valley, Unified School District
   6.50%, 8/1/2019 (Insured; FGIC)                                                            1,765,000                1,838,124

COLORADO--3.3%

Aurora, Water 4.75%, 11/1/2012                                                                3,750,000                3,826,500

Colorado Health Facilities Authority, Revenue

   (Porter Place) 5.875%, 1/20/2020                                                           1,940,000                2,087,479

Northwest Parkway Public Highway Authority,
   Senior Revenue Zero Coupon, 6/15/2026 (Insured; FSA)                                      10,000,000                2,574,900

CONNECTICUT--.8%

Waterbury Housing Authority, Mortgage Revenue
   (Waterbury NSA II) 5.45%, 7/1/2023 (Insured; AMBAC)                                        2,000,000                2,001,180


6

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DELAWARE--7.8%

Delaware Economic Development Authority, Revenue

  (Pollution Control Delmarva Project)

   5.20%, 2/1/2019 (Insured AMBAC)                                                            6,000,000                6,414,900

Delaware Housing Authority, Revenue 5.40%, 7/1/2024                                           2,000,000                2,083,700

Delaware Transportation Authority,
   Transportation System Revenue

   5%, 7/1/2018 (Insured; FGIC)
   (Prerefunded 7/1/2010)                                                                     5,550,000  (b)           6,247,135

Sussex County 5.70%, 10/15/2012                                                               3,250,000                3,332,842

The City of Wilmington, MFHR

  (GNMA Collateralized Mortgage
  Loan--Market Street Mews Project)

   5.45%, 9/20/2022                                                                           2,000,000                2,103,620

FLORIDA--2.2%

Jacksonville Electric Authority, Revenue:

   5%, 10/1/2013                                                                              1,000,000                1,074,990

   (Saint John's River) 5.50%, 10/1/2013                                                      1,770,000                1,794,514

Miramar, Public Service Tax Revenue

   6.15%, 10/1/2024 (Insured; FGIC)                                                           1,000,000                1,013,970

Winter Park, Water and Sewer Revenue

   5.375%, 12/1/2019 (Insured; AMBAC)                                                         1,525,000                1,671,629

GEORGIA--1.2%

De Kalb County Housing Authority, MFHR

   (Longleaf Apartments Project)
   5.45%, 10/20/2024                                                                          1,545,000                1,641,238

Development Authority of Bulloch County,
   Student Housing LR

   (Georgia Southern University Project)
   5%, 8/1/2018 (Insured; AMBAC)                                                              1,470,000                1,567,196

IDAHO--5.9%

Boise State University, Revenues:

   5.375%, 4/1/2022 (Insured; FGIC)                                                           3,000,000                3,229,920

   Student Union and Housing System
      5%, 4/1/2017 (Insured; AMBAC)                                                           1,015,000                1,094,627

Caldwell, Parity Lien Sewer Revenue
   5.75%, 9/1/2018 (Insured; FSA)                                                             2,625,000                2,972,734

Canyon County School District Number 132
   (Caldwell) GO:

      5.25%, 7/30/2016 (Insured; MBIA)                                                        1,405,000                1,550,403

      5.25%, 7/30/2017 (Insured; MBIA)                                                        1,480,000                1,620,955

                                                                                                     The Fund  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IDAHO (CONTINUED)

Idaho Housing and Finance Association:

   5.55%, 1/1/2033                                                                              760,000                  788,310

   (Single Family Mortgage) 5.625%, 7/1/2015                                                  1,550,000                1,613,937

Joint School District Number 2
   (Meridian) Ada and Canyon Counties

   GO School 5%, 7/30/2020                                                                    1,000,000                1,057,300

The Regents of the University of Idaho,
   Student Fee Revenue

   5%, 4/1/2014 (Insured; FSA)                                                                1,080,000                1,190,894

KENTUCKY--.4%

Kentucky Turnpike Authority,

  Economic Development Road Revenue
  (Revitalization Projects):

      5.625%, 7/1/2010 (Insured; AMBAC)
         (Prerefunded 7/1/2005)                                                                 745,000  (b)             834,720

      5.625%, 7/1/2010 (Insured; AMBAC)                                                         255,000                  283,053

LOUISIANA--2.5%

Louisiana Office Facilities Corp., LR
  (Capital Complex Program)

   5.25%, 3/1/2017 (Insured; MBIA)                                                            3,000,000                3,236,340

Orleans Parish School Board
   5.20%, 2/1/2014 (Insured; FGIC)                                                            3,000,000                3,235,770

MAINE--2.6%

Maine Housing Authority (Mortgage Purchase):

   5.85%, 11/15/2020                                                                          1,350,000                1,441,354

   5.35%, 11/15/2021                                                                          5,000,000                5,226,650

MARYLAND--9.4%

Baltimore County, PCR (Bethlehem Steel Corp.)

   7.55%, 6/1/2017                                                                            4,150,000  (c)             157,700

Community Development Administration

  Maryland Department of Housing and
  Community Development:

      Housing 5.95%, 7/1/2023                                                                 3,840,000                4,060,992

      Multi-Family Housing Revenue

         (Insured Mortgage Loans)
         5.30%, 5/15/2022                                                                     1,000,000                1,054,400

      Residential Revenue:

         5.30%, 9/1/2012                                                                        900,000                  963,009

         5.40%, 9/1/2013                                                                        845,000                  899,249

         5.55%, 9/1/2015                                                                        885,000                  946,561

         (Single Family Program) 4.75%, 4/1/2013                                              2,090,000                2,187,917


8

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Health and Higher Educational
  Facilities Authority, Revenue

   (Doctors Community Hospital)
   5.50%, 7/1/2024                                                                            3,500,000                3,324,895

Northeast Waste Disposal Authority, Solid Waste Revenue

  (Montgomery Resource Recovery Project):

      6.20%, 7/1/2010                                                                         3,130,000                3,237,547

      6.30%, 7/1/2016                                                                           310,000                  320,807

Prince Georges County, Revenue

   (Dimensions Health Corp.) 5.30%, 7/1/2024                                                 10,560,000                7,023,350

MASSACHUSETTS--2.2%

Massachusetts Bay Transportation Authority

   5.50%, 3/1/2022 (Insured; MBIA)                                                            1,000,000                1,020,820

Massachusetts Development Finance Agency, Revenue,

  (Housing Program--Caritas Communities Inc. Projects)
  5%, 7/15/2022

   (LOC; Fleet Bank of Massachusetts)                                                         1,500,000                1,548,105

Massachusetts Health and Educational
   Facilities Authority, Revenue

   (Mount Auburn Hospital Issue)
   6.30%, 8/15/2024 (Insured; MBIA)                                                             750,000                  811,433

Massachusetts Housing Finance Agency, SFHR
   7.125%, 6/1/2025                                                                             345,000                  350,575

Massachusetts Industrial Finance Agency,

  Health Care Facility Revenue
  (Metro Health Foundation Inc. Project)

   6.75%, 12/1/2027                                                                           1,000,000                  935,110

Massachusetts Water Resources Authority

   5.50, 3/1/2017 (Insured; MBIA)
   (Prerefunded 3/1/2003)                                                                     1,050,000  (b)           1,071,389

MICHIGAN--3.8%

Cadillac Area Public Schools
   5.375%, 5/1/2017 (Insured; FGIC)                                                           1,665,000                1,797,201

Kalamazoo Hospital Finance Authority,
   Hospital Facility Revenue

   (Burgess Medical Center)
   6.25%, 6/1/2014 (Insured; FGIC)                                                            1,000,000                1,228,330

Livingston County
   (Marion Sanitary Sewer Systems Number 1)

   5.125%, 6/1/2019                                                                           2,100,000                2,221,443

                                                                                                     The Fund    9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Municipal Bond Authority, Revenue:

  (Local Government Loan Program)

      6.125%, 12/1/2018 (Insured; FGIC)                                                         750,000                  823,523

   (Pooled Project--State Revolving Fund)

      5.625%, 10/1/2019 (Prerefunded 4/1/2006)                                                1,000,000  (b)           1,141,440

   (Revolving Fund) 5.40%, 10/1/2014
      (Prerefunded 10/1/2003)                                                                 2,500,000  (b)           2,614,025

MINNESOTA--.0%

Minnesota Housing Finance Agency, SFHR
   6.90%, 7/1/2022                                                                              100,000                  102,903

MISSOURI--3.7%

Cape Girardeau County Industrial
   Development Authority, MFHR (Cape La Croix)
   6.40%, 6/20/2031                                                                           1,245,000                1,314,820

Missouri Housing Development Commission, MFHR:

   5.25%, 12/1/2016                                                                           2,710,000                2,888,914

   5.375%, 12/1/2018                                                                          2,475,000                2,633,846

Missouri Western State College, Revenue

   (Housing System)
   5.25%, 10/1/2011 (Insured; MBIA)                                                           1,000,000                1,041,910

Saint Louis County Regional Convention
   and Sports Complex Authority

   (Convention and Sports Project)
   5.50%, 8/15/2013 (Insured; MBIA)                                                           1,500,000                1,559,175

MONTANA--1.3%

Montana Board of Housing,
   Single Family Mortgage
   5.60%, 12/1/2023                                                                           3,270,000                3,391,644

NEBRASKA--1.0%

Municipal Energy Agency of Nebraska,

   Power Supply System Revenue
   5.25%, 4/1/2016 (Insured; AMBAC)                                                           2,305,000                2,529,161

NEW HAMPSHIRE--3.0%

New Hampshire Higher Educational
  and Health Facilities Authority, HR

   (Androscoggin Valley Hospital) 5.75%, 11/1/2017                                            1,475,000                1,537,275

New Hampshire Housing Finance Authority:

  Multi-Family Revenue:

      5.05%, 7/1/2012                                                                         2,255,000                2,408,205

      5.15%, 7/1/2013                                                                         3,480,000                3,698,753

      Mortgage Revenue 6.85%, 7/1/2014                                                           70,000                   72,298


10

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--.6%

New Jersey Housing and Mortgage Finance Agency,
  Home Buyer Revenue

   6.70%, 4/1/2016 (Insured; MBIA)                                                              430,000                  447,161

New Jersey Turnpike Authority, Turnpike Revenue
   6.50%, 1/1/2016                                                                            1,000,000                1,211,090

NEW MEXICO--.8%

New Mexico Finance Authority,
  Court Facilities Fee Revenue

   5%, 6/15/2016 (Insured; MBIA)                                                              1,920,000                2,050,829

NEW YORK--4.0%

New York City Municipal Water Finance Authority,

  Water and Sewer System Revenue

   5.125%, 6/15/2021 (Insured; MBIA)                                                          2,000,000                2,064,380

New York State Dormitory Authority, Revenues

   (Marist College) 6%, 7/1/2022 (Insured; MBIA)                                              1,700,000                1,742,432

New York State Environmental Facilities Corp., PCR

   (Water Revolving Fund)
   5.25%, 6/15/2015 (Prerefunded 6/15/2005)                                                   5,000,000  (b)           5,518,700

New York State Thruway Authority
   (Highway and Bridge Trust Fund)

   5%, 4/1/2016 (Insured; FGIC)                                                               1,000,000                1,053,080

NORTH CAROLINA--3.3%

North Carolina Housing Finance Agency

   (Home Ownership) 5.875%, 7/1/2031                                                          8,190,000                8,578,534

OHIO--2.9%

Village of Groveport, Income Tax Receipt
  (Special Obligations):

      5%, 12/1/2017 (Insured MBIA)                                                            3,535,000                3,801,786

      5%, 12/1/2018 (Insured MBIA)                                                            1,000,000                1,067,990

Lorain, Hospital Improvement Revenue

   (Lakeland Community Hospital, Inc.)
   6.50%, 11/15/2012                                                                            945,000                  969,816

Sharonville 5.25%, 6/1/2017 (Insured; FGIC)                                                   1,480,000                1,634,986

OREGON--1.3%

Oregon Bond Bank, Revenue

  (Economic Community Development Department)

   5.50%, 1/1/2014 (Insured; MBIA)                                                            1,190,000                1,333,074

Oregon Housing and Community Services

  Department, SFMR (Mortgage Program)

   6.45%, 7/1/2026                                                                              595,000                  622,858

                                                                                                     The Fund   11

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

OREGON (CONTINUED)

Sweet Home School District Number 55, Linn County, GO

   5.50%, 6/15/2020 (Insured; FSA)                                                            1,375,000                1,506,615

PENNSYLVANIA--7.1%

Allentown School District Zero Coupon,
   2/15/2016 (Insured; FGIC)                                                                  2,500,000                1,439,250

Dauphin County General Authority,

  Office and Packaging Revenue (Riverfront Office)

   6%, 1/1/2025                                                                               2,000,000                1,709,880

Pennsylvania Economic Development Financing Authority,

   RRR (Northampton Generating) 6.50%, 1/1/2013                                               3,000,000                3,038,730

Pennsylvania Housing Finance Agency,
   Single Family Mortgage:

      6.75%, 4/1/2016                                                                         2,700,000                2,781,486

      6.875%, 10/1/2024                                                                       2,300,000                2,374,612

Philadelphia, Gas Works Revenue
   6.375%, 7/1/2026 (Insured; CMAC)                                                           2,685,000                2,782,009

Philadelphia Hospitals and Higher Education

  Facilities Authority, Revenue

   (Jefferson Health Systems) 5%, 5/15/2011                                                   1,410,000                1,479,541

Washington County Industrial Development Authority,

  PCR (West Penn Power Co.)

   6.05%, 4/1/2014 (Insured; AMBAC)                                                           2,500,000                2,781,625

RHODE ISLAND--.8%

Rhode Island Consolidation Capital Development Loan

   5.60%, 8/1/2010 (Insured; FGIC)                                                            1,620,000                1,786,552

Rhode Island Housing and Mortgage Finance Corp.

   (Homeownership Opportunity) 6.50%, 4/1/2027                                                  200,000                  205,650

SOUTH CAROLINA--1.8%

South Carolina, State School Facilities 3.50%, 1/1/2015                                       4,700,000                4,520,742

TENNESSEE--1.3%

Knox County Health, Educational and
  Housing Facilities Board, Hospital Facilities Revenue

   (Baptist Health Systems East Tennessee)
   6.50%, 4/15/2031                                                                           2,000,000                2,069,540

Sullivan County Industrial Board, Revenue
   6.35%, 7/20/2027                                                                           1,000,000                1,059,140

Tennessee Housing Development Agency

   (Mortgage Finance) 6.90%, 7/1/2025                                                           195,000                  202,839


12

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS--6.0%

Austin Convention Enterprises Inc.,

   Convention Center Hotel First Tier Revenue
   6.60%, 1/1/2021                                                                            1,500,000                1,562,625

Austin, Utility System Revenue
   5.125%, 11/15/2016 (Insured; FSA)                                                          2,000,000                2,149,900

Crosby Independent School District

   (Permanent School Fund Guaranteed)
   Zero Coupon, 2/15/2017                                                                     1,655,000                  859,226

Dallas 5.25%, 2/15/2018                                                                       1,000,000                1,072,030

Frisco Independent School District
   (Permanent School Fund Guaranteed)

   (School Building) 5.40%, 8/15/2023                                                         2,000,000                2,023,580

Houston Airport Systems,
   Special Facilities Revenue

   (Continental Airlines) 7.375%, 7/1/2022                                                    5,000,000                3,480,200

Little Elm Independent School District
   (Permanent School Fund Guaranteed)

   Zero Coupon, 8/15/2022                                                                     1,285,000                  433,880

McKinney Independent School District

   (Permanent School Fund Guaranteed)
   5.375%, 2/15/2019                                                                          1,500,000                1,617,165

North Harris Montgomery Community College District

   5.375%, 2/15/2017 (Insured; FGIC)                                                          1,945,000                2,134,774

VIRGINIA--3.1%

Fairfax County Economic Development Authority, LR

   (Government Center Properties) 5.50%, 5/15/2014                                            1,000,000                1,037,260

Hampton Redevelopment and Housing Authority,

  Senior Living Association Revenue

   5.875%, 7/20/2016                                                                          1,825,000                1,895,171

Newport News (General Improvement):

   5.50%, 7/1/2011 (Insured; MBIA)
      (Prerefunded 7/1/2005)                                                                  2,185,000  (b)           2,441,322

   5.625%, 7/1/2015 (Insured; MBIA)
      (Prerefunded 7/1/2005)                                                                  1,000,000  (b)           1,120,180

Riverside Regional Jail Authority, Jail Facilities Revenue

   5.875%, 7/1/2014 (Insured; MBIA)                                                             475,000                  530,689

Virginia Housing Development Authority

   (Commonwealth Mortgage) 5.45%, 1/1/2016                                                    1,000,000                1,072,010

                                                                                                     The Fund    13

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WASHINGTON--1.0%

Energy Northwest, Wind Project Revenue
   5.875%, 7/1/2020                                                                           1,375,000                1,400,039

Seatac Local Option Transportation, Tax Revenue

   6.50%, 12/1/2013 (Insured; MBIA)                                                              45,000                   47,691

Tacoma, Conservation Systems Project Revenue

  (Tacoma Public Utilities Division)

   6.60%, 1/1/2015                                                                            1,000,000                1,090,180

WEST VIRGINIA--.4%

Pleasants County, PCR (West Penn Power Co.)

   6.15%, 5/1/2015 (Insured; AMBAC)                                                           1,000,000                1,116,680

WISCONSIN--2.4%

Badger Tobacco Asset Securitization Corp.,

  Tobacco Settlement Asset-Backed Bonds

   7%, 6/1/2028                                                                               5,000,000                5,106,700

Housing Authority of the City of Mlwaukee,
   Multifamily Housing Revenue

   (Veterans Housing Projects) 5.10%, 7/1/2022                                                1,000,000                1,049,180

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $245,900,462)                                                                                               253,940,342

SHORT-TERM MUNICIPAL INVESTMENTS--.8%
-----------------------------------------------------------------------------------------------------------------------------------

ALASKA--.4%

Valdez, Marine Terminal Revenue, VRDN

   (Exxon Pipeline Co. Project) 1.10%                                                         1,000,000  (d)           1,000,000

MISSOURI--.4%

Missouri Health and Educational Facilities Authority,
  Educational Facilities

   Revenue, VRDN (Saint Louis University) 1.20%                                               1,000,000  (d)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $2,000,000)                                                                                                   2,000,000

TOTAL INVESTMENTS (cost $247,900,462)                                                              99.2%             255,940,342

CASH AND RECEIVABLES (NET)                                                                           .8%               1,994,324

NET ASSETS                                                                                        100.0%             257,934,666


16

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CMAC                      Capital Market Assurance
                             Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

GO                        General Obligation

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SFHR                      Single Family Housing Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              55.8

AA                               Aa                              AA                                               26.5

A                                A                               A                                                 7.2

BBB                              Baa                             BBB                                               7.2

B                                B                               B                                                 1.4

F1+,F-1                          MIG1, VMIG1&P1                  SP1,A1                                             .8

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      1.1

                                                                                                                 100.0

(A)  PURCHASED ON A DELAYED DELIVERY BASIS.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                    The Fund  15

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           247,900,462   255,940,342

Cash                                                                    171,190

Interest receivable                                                   3,190,995

Receivable for shares of Common Stock subscribed                          6,500

Prepaid expenses                                                         13,388

                                                                    259,322,415

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            68,010

Payable for investment securities purchased                           1,256,949

Payable for shares of Common Stock redeemed                              26,555

Accrued expenses                                                         36,235

                                                                      1,387,749

NET ASSETS ($)                                                      257,934,666

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     252,946,169

Accumulated undistributed investment income--net                        363,014

Accumulated net realized gain (loss) on investments                  (3,414,397)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,039,880

NET ASSETS ($)                                                      257,934,666

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      18,617,159

NET ASSET VALUE, offering and redemption price per share ($)              13.85

SEE NOTES TO FINANCIAL STATEMENTS.


16

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)


INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,518,096

EXPENSES:

Management fee--Note 3(a)                                              764,795

Shareholder servicing costs--Note 3(b)                                 109,951

Professional fees                                                       20,407

Custodian fees                                                          15,047

Registration fees                                                       11,622

Prospectus and shareholders' reports                                     8,722

Directors' fees and expenses--Note 3(c)                                  2,453

Loan commitment fees--Note 2                                             2,441

Miscellaneous                                                           12,417

TOTAL EXPENSES                                                         947,855

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (371,818)

NET EXPENSES                                                           576,037

INVESTMENT INCOME--NET                                               5,942,059

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,276,632

Net unrealized appreciation (depreciation) on investments            2,305,122

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,581,754

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,523,813

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  17

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003           Year Ended
                                               (Unaudited)     August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,942,059           12,181,252

Net realized gain (loss) on investments         1,276,632           (2,208,555)

Net unrealized appreciation
   (depreciation) on investments                2,305,122            1,244,800

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,523,813           11,217,497

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (5,924,366)         (12,035,641)

Net realized gain on investments                       --             (171,266)

TOTAL DIVIDENDS                                (5,924,366)         (12,206,907)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  27,086,196           48,745,923

Dividends reinvested                            3,855,366            8,001,242

Cost of shares redeemed                       (24,731,214)         (67,978,517)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              6,210,348          (11,231,352)

TOTAL INCREASE (DECREASE) IN NET ASSETS         9,809,795          (12,220,762)

NET ASSETS ($):

Beginning of Period                           248,124,871          260,345,633

END OF PERIOD                                 257,934,666          248,124,871

Undistributed investment income--net              363,014               32,247

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,972,350            3,625,091

Shares issued for dividends reinvested            280,450              595,704

Shares redeemed                                (1,805,964)          (5,063,413)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     446,836             (842,618)

SEE NOTES TO FINANCIAL STATEMENTS.


18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                     Six Months Ended
                                    February 28, 2003                                    Year Ended August 31,
                                                            ------------------------------------------------------------------------
                                           (Unaudited)             2002(a)        2001           2000           1999        1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                          13.66             13.69          13.11          12.98          14.01        13.60

Investment Operations:

Investment income--net                            .32(b)            .66(b)         .67            .66            .66          .69

Net realized and unrealized
   gain (loss) on investments                     .19              (.03)           .58            .13           (.86)         .60

Total from Investment Operations                  .51               .63           1.25            .79           (.20)        1.29

Distributions:

Dividends from investment
   income--net                                   (.32)             (.65)          (.67)          (.66)          (.66)        (.69)

Dividends from net realized
   gain on investments                             --              (.01)           .00(c)         .00(c)        (.17)        (.19)

Total Distributions                              (.32)             (.66)          (.67)          (.66)          (.83)        (.88)

Net asset value, end of period                  13.85             13.66          13.69          13.11          12.98        14.01

TOTAL RETURN (%)                                 3.82(c)           4.72           9.80           6.41          (1.63)        9.78

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                             .45(d)            .45            .45            .45            .45          .45

Ratio of net investment
   income to average net assets                  4.66(d)           4.90           5.01           5.22           4.79         4.97

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                        .29(d)            .29            .32            .33            .31          .36

Portfolio Turnover Rate                         14.03(c)          31.28          53.90          58.05          87.54        43.39

Net Assets, end of period
   ($ x 1,000)                                257,935           248,125        260,346        227,010        246,861      189,957

(A)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC  BASIS, FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST 31, 2002 WAS TO INCREASE  NET  INVESTMENT  INCOME AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASED THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM  4.86% TO  4.90%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Select Municipal Bond Fund (the "fund" ) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (" Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On January 16, 2003, the Board of Director's approved a change in the Company's name from "Dreyfus BASIC Municipal Fund, Inc." to Dreyfus Municipal Funds, Inc." and a change of the fund's name from "Dreyfus BASIC Municipal Bond Portfolio" to "Dreyfus Premier Select Municipal Bond Fund." These changes were effective March 31, 2003. Existing shares were redesignated as Class Z shares and the fund began offering Class A, Class B and Class C shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B share


20


automatically convert to Class A shares after six years. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

                                                                    The Fund  21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,204 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $3,672,872 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $1,648,063 of the carryover expires in fiscal 2008, $746,743 expires in fiscal 2009 and $1,278,066 expires in fiscal 2010.

22


The tax character of distributions paid to shareholder during the fiscal year ended August 31, 2002, was as follows: tax exempt income $12,035,641 and ordinary income $171,266. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended February 28, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager under the Agreement, or the Manager will bear, such excess expenses. The reduction in management fee, pursuant to the undertaking, amounted to $371,818 during the period ended February 28, 2003.

(B) Under the Shareholder Services Plan applicable to Class Z shares, the Class Z shares reimburse the Distributor an amount not to exceed
                                                                    The Fund  23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

an annual rate of .25 of 1% of the value of the fund's average daily net assets attributable to Class Z shares for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to Class Z shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of Class Z shareholder accounts. During the period ended February 28, 2003, Class Z shares were charged $75,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended February 28, 2003, the fund was charged $25,275 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $40,605,946, and $35,351,807, respectively.

At February 28, 2003, accumulated net unrealized appreciation on investments was
$8,039,880,   consisting   of  $11,145,886  gross  unrealized  appreciation  and
$3,106,006 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


24


               For More Information

                        Dreyfus Premier
                        Select Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss BoulevardUniondale, NY 11556-0144




(c) 2003 Dreyfus Service Corporation                                  125SA0203



================================================================================


Dreyfus Premier
Select Intermediate
Municipal Bond Fund

SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier Select Intermediate

                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear    Shareholder:

This semiannual report for Dreyfus Premier Select Intermediate Municipal Bond Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

A number of economic and political factors continued to support higher municipal bond prices during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors preferred the relative stability of fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to the municipal bond market's strength by further reducing short-term interest rates in November 2002.

The result of these influences has been generally attractive total returns from high-quality, tax-exempt bonds. Can this constructive environment for municipal bonds be sustained? While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds after a prolonged period of fixed-income outperformance, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 1, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier Select Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund achieved a total return of 3.46%.(1) The Lehman Brothers 7-Year Municipal Bond Index, the fund's benchmark, achieved a total return of 3.49% for the same period.(2) In addition, the fund is reported in the Lipper Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was 2.80%.(3)

Note: On March 31, 2003, the fund was re-named "Dreyfus Premier Select Intermediate Municipal Bond Fund" and began offering Class A, Class B and Class C shares, in addition to the fund's currently outstanding shares which were reclassified as Class Z shares. The return noted above, then, reflects the return for Class Z shareholders during the reporting period.(4)

The municipal bond market' s strong performance was primarily the result of falling interest rates and heightened investor demand for relatively stable fixed-income securities. The fund's return was in line with its benchmark and higher than its Lipper category average, primarily because of our successful security selection strategy during the reporting period.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuit of this objective, we conduct a rigorous analysis of each individual bond's structure. Our bond structure analysis helps identify bonds that will assist us in seeking to maximize income and achieve a competitive total return, which is the combination of income earned and bond price changes over a period of time.

We try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

investors. Our belief is that the prices of these bonds will rise as they return to favor over time.

We also look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. In addition, we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was in the midst of a protracted slowdown. Despite earlier expectations of a more robust recovery, economic growth remained sluggish as corporate scandals and heightened international tensions eroded corporate and consumer confidence. Because of these factors, the Federal Reserve Board reduced short-term interest rates in early November by 50 basis points. In addition, investor demand for high-quality, tax-exempt bonds remained high throughout the reporting period, more than offsetting an increase in supply. Intermediate-term municipal bond prices generally rose in this environment.

However, the fiscal condition of many states and municipalities deteriorated as revenues from state income taxes, capital gains taxes and sales taxes failed to meet projections. To bridge their budget gaps, many states and municipalities cut spending, raised taxes and issued new bonds. Although a surge in new issuance typically causes yields to rise, robust investor demand easily absorbed the increased supply, and bond yields remained low.

In this environment, the fund benefited from its holdings of relatively defensive, income-oriented securities selling either at face value or at modest premiums to the prices they will command when redeemed early, or "called," by their issuers. Prices of these "cushion bonds" were supported by high levels of investor demand. In addition, some of the fund' s cushion bonds were "pre-refunded" during the reporting period. When bonds are pre-refunded, new bonds are issued at lower rates, and some of the proceeds are set aside to retire existing, higher-yielding bonds on their first "call dates." This shortens the bonds' effective maturities and puts upward pressure on prices. The pre-refunded bonds continue to pay interest until they are redeemed.

In addition, the fund benefited during the reporting period from the sale of relatively short maturity bonds, the proceeds of which were reinvested in cushion bonds with nine- to 10-year calls. The longer-dated bonds were better able to capture the benefits of price appreciation as interest rates fell.

What is the fund's current strategy?

We have continued to maintain the fund's effective average maturity at points that are slightly shorter than those of the fund's Lipper category average. This strategy is designed to produce competitive levels of tax-exempt income in today' s low interest-rate environment, while potentially preserving capital if the economy gains momentum and interest rates begin to rise.

In addition, we have increased the fund's exposure to highly rated bonds from California issuers, which were available recently at what we believe to be attractive prices. However, because of credit quality concerns, the fund generally has held few bonds issued on behalf of corporations. In our view, these are prudent strategies in today's uncertain economic and geopolitical environment.

April 1, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND
     EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) CLASS Z IS NOT SUBJECT TO ANY INITIAL OR DEFERRED SALES CHARGE. CLASS A, CLASS B AND CLASS C SHARES WERE NOT OFFERED TO THE PUBLIC DURING THE FISCAL PERIOD SO NO PERFORMANCE INFORMATION IS AVAILABLE FOR THESE CLASSES.

                                                             The Fund  5

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.4%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--.8%

Alaska Housing Finance Corp. 5.10%, 6/1/2012                                                  1,080,000                1,145,275

CALIFORNIA--5.9%

California Department of Water Resources,
  Power Supply Revenue

   5.375%, 5/1/2017                                                                           3,000,000                3,290,010

California Public Works Board, LR

   (University of California)
   5.40%, 12/1/2016 (Insured; AMBAC)                                                          1,000,000                1,076,480

Los Angeles County Metropolitan Transportation Authority,

   Sales Tax Revenue 5%, 7/1/2018 (Insured; FSA)                                              2,000,000  (a)           2,140,800

Los Angeles Regional Airports Improvement Corp., LR

   (Terminal Four) 7%, 12/1/2012                                                              1,000,000                  790,060

West Sacramento Redevelopment Agency, Tax Allocation

   (West Sacramento Redevelopment)
   4.75%, 9/1/2016 (Insured; MBIA)                                                            1,000,000                1,043,280

COLORADO--2.7%

Archuleta & Hinsdale Counties

   (School District Number 50JT)
   5.50%, 12/1/2014 (Insured; MBIA)                                                             750,000                  842,070

Colorado Water Resources & Power Development Authority,

   Drinking Water Revenue 5.25%, 9/1/2015                                                     1,000,000                1,105,030

Westminster, MFHR (Semper Village Apartments)

   5.95%, 9/1/2015 (Guaranteed; AXA Reinsurance)                                              1,830,000                1,877,562

DELAWARE--6.5%

Delaware Economic Development Authority, PCR

   (Delmarva Power) 4.90%, 5/1/2026 (Insured; AMBAC)                                          5,000,000                5,467,650

Delaware Housing Authority, Revenue 5.15%, 7/1/2017                                           1,355,000                1,432,398

Delaware River and Bay Authority, Revenue                                                     2,050,000                2,275,172

   5.25%, 1/1/2016 (Insured; MBIA)

FLORIDA--4.7%

Dade County, Water & Sewer Systems Revenue

   5%, 10/1/2013 (Insured; FGIC)                                                              3,800,000                3,951,582

Pace Property Finance Authority, Inc.,

  Utility System Improvement Revenue

   5.125%, 9/1/2012 (Insured; AMBAC)                                                          1,055,000                1,176,009

Palm Beach County, Criminal Justice Facilities Revenue

   5.90%, 6/1/2008 (Insured; FGIC, Prerefunded 6/1/2004)                                      1,400,000  (b)           1,512,168

GEORGIA--.6%

Atlanta, Public Improvement 5%, 12/1/2013                                                       825,000                  896,668


6

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

HAWAII--2.6%

Hawaii 5.80%, 1/1/2005                                                                        1,000,000                1,083,430

Hawaii Harbor, Capital Improvement Revenue

   6.20%, 7/1/2008 (Insured; FGIC)                                                            1,000,000                1,077,980

Hawaii Housing & Community Development Corp.,

   Single Family Mortage Purchase Revenue
   6.05%, 7/1/2010                                                                            1,440,000                1,541,794

IDAHO--2.8%

Boise State University, Revenues

  (Student Union and Housing Systems)

   5%, 4/1/2016 (Insured; AMBAC)                                                              1,635,000                1,775,986

Idaho Housing and Finance Association
   (Single Family Mortgage)

   5.55%, 7/1/2016                                                                              885,000                  928,586

Kootenai County (School District Number 272)

   4.80%, 8/1/2009 (Insured; FSA)                                                               720,000                  772,135

Madison County (School District Number 321 Rexburg)

   4.60%, 2/1/2009 (Insured; MBIA)                                                              495,000                  511,350

INDIANA--.7%

Indiana Transportation Finance Authority,

   Airport Facilities LR 6.25%, 11/1/2003                                                     1,000,000                1,024,280

LOUISIANA--2.7%

Louisiana Office Facilities Corp., LR
  (Capital Complex Program):

      5.50%, 5/1/2015 (Insured; AMBAC)                                                          705,000                  793,421

      5.25%, 3/1/2017 (Insured; MBIA)                                                         1,500,000                1,618,170

Orleans Parish School Board
   5.20%, 2/1/2014 (Insured; FGIC)                                                            1,355,000                1,461,489

MAINE--.7%

Maine Municipal Bond Bank 5.30%, 11/1/2013                                                    1,000,000                1,046,870

MARYLAND--6.4%

Maryland Community Development Administration,
  Department of Housing & Community Development:

      Insured Mortgage Loan 5.125%, 5/15/2017                                                 1,250,000                1,334,062

      Multi-Family Housing (Insured Mortgage)
         6.50%, 5/15/2013                                                                     1,000,000                1,023,870

      (Single Family Program) 4.75%, 4/1/2013                                                 1,000,000                1,046,850

Maryland Economic Development Corp., LR

   (Montgomery County Wayne Avenue)
   5.25%, 9/15/2014                                                                           2,295,000                2,572,603

                                                                                                     The Fund   7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Health and Higher Educational
  Facilities Authority, Revenue

   (University of Maryland Medical Systems)
   5.75%, 7/1/2017                                                                            2,000,000                2,188,020

Prince Georges County, Revenue
   (Dimensions Health Corp.):

      5.10%, 7/1/2006                                                                         1,000,000                  694,950

      5.375%, 7/1/2014                                                                          250,000                  167,775

MASSACHUSETTS--3.2%

Lynn 5.25%, 1/15/2011 (Insured; FSA)                                                          4,320,000                4,541,443

MICHIGAN--3.3%

Dearborn School District

   5%, 5/1/2015 (Insured; FSA, Guaranteed;
   School Bond Loan Fund)                                                                     2,500,000                2,715,300

Greater Detroit Resource Recovery Authority, Revenue

   6.25%, 12/13/2008 (Insured; AMBAC)                                                         1,000,000                1,181,520

Three Rivers Community Schools
   4.90%, 5/1/2013 (Insured; FSA)                                                               745,000                  788,947

MINNESOTA--1.2%

Minnesota 5.25%, 11/1/2011                                                                    1,500,000                1,657,545

MISSOURI--.7%

Missouri Housing Development Commission,
  Multi-Family Housing

   4.85%, 12/1/2011                                                                             990,000                1,056,122

NEVADA--1.2%

Las Vegas Convention & Visitors Authority, Revenue

   5.75%, 7/1/2015 (Insured; AMBAC)                                                           1,500,000                1,711,140

NEW JERSEY--.6%

New Jersey Transportation Trust Fund Authority

   (Transportation Systems)
   5.50%, 6/15/2012 (Insured; MBIA)                                                             780,000                  861,206

NEW YORK--3.2%

New York City Housing Development Corp., MFHR
   5.125%, 11/1/2014                                                                          1,000,000                1,076,870

New York State Thruway Authority:

   Highway and Bridge Trust Fund
      5.25%, 4/1/2013 (Insured; FGIC)                                                         1,100,000                1,212,508

   Service Contract Revenue (Local Highway and Bridge)

      5.75%, 4/1/2006                                                                         1,000,000                1,101,620


8
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Triborough Bridge and Tunnel Authority,
  General Purpose Revenue

   5%, 1/1/2016                                                                               1,000,000                1,071,120

NORTH CAROLINA--2.6%

Charlotte, COP (Convention Center)
   5.25%, 12/1/2013 (Insured; AMBAC)                                                          2,150,000                2,254,468

North Carolina Eastern Municipal Power Agency,

   Power System Revenue 7%, 1/1/2008                                                          1,250,000                1,442,613

NORTH DAKOTA--.2%

Grand Forks 4.90%, 12/1/2011                                                                    215,000                  231,297

OHIO--3.5%

Alliance, Sewer System Revenue
   6%, 10/15/2010 (Insured; AMBAC)                                                            2,060,000                2,255,473

Northeast Regional Sewer District, Wastewater Revenue

   5.50%, 11/15/2012 (Insured; AMBAC)                                                         2,500,000                2,766,625

OKLAHOMA--.6%

Oklahoma Development Finance Authority,
  Health Facilities Revenue

   (Oklahoma Hospital Association)
   5.125%, 6/1/2012 (Insured; AMBAC)                                                            785,000                  858,641

OREGON--.9%

Lane County (School District Number 4J Eugene)

   4.75%, 1/1/2011 (Prerefunded 1/1/2004)                                                     1,000,000  (b)           1,031,040

Malheur County (School District Number 26)
   5.40%, 6/1/2009                                                                              255,000                  276,509

PENNSYLVANIA--14.7%

Berks County Municipal Authority, Revenue

   (Phoebe--Devitt Homes) 5.50%, 5/15/2011                                                    1,000,000                  996,060

Butler County Hospital Authority, Health Center Revenue

   (Saint Francis Health Care) 6%, 5/1/2008                                                   1,860,000                1,731,362

Cambria County 6.625%, 8/15/2014 (Insured; FGIC)                                              3,550,000                3,894,244

Harrisburg Authority, Office and Parking Revenue:

   5.50%, 5/1/2005                                                                              650,000                  681,655

   5.75%, 5/1/2008                                                                            1,000,000                1,136,610

Harrisburg Redevelopment Authority, Revenue

   Zero Coupon, 11/1/2017 (Insured; FSA)                                                      2,750,000                1,353,413

Pennsylvania Convention Center Authority, Revenue
   6.25%, 9/1/2004                                                                               75,000                   78,147

                                                                                                     The Fund     9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Higher Educational
  Facilities Authority, Revenue

   (University Health Services)
   5.35%, 1/1/2008                                                                            4,500,000                4,798,575

Pennsylvania Intergovernmental Cooperative Authority,

  Special Tax Revenue (Philadelphia Funding Program)

   5.50%, 6/15/2011 (Insured; FGIC)                                                           1,300,000                1,437,644

Philadelphia Hospitals and Higher Education
   Facilities Authority, Revenue (Northwestern Corp.)

   6.50%, 6/1/2004 (Prerefunded 6/1/2003)                                                       560,000  (b)             573,446

Philadelphia Redevelopment Authority, MFHR

   (Schuylkill Apartments) 5.10%, 12/1/2003                                                   3,000,000                3,009,090

Sayre Health Care Facilities Authority, Revenue

   (Guthrie Health) 6.25%, 12/1/2014                                                          1,000,000                1,119,640

RHODE ISLAND--.8%

Rhode Island Consolidated Capital Development Loan

   5.95%, 8/1/2013 (Insured; MBIA)                                                            1,000,000                1,096,300

SOUTH CAROLINA--1.1%

Pickens County School District

   (School District Enhance Program)
   5%, 5/1/2012                                                                               1,135,000                1,229,931

Surfside Beach 5.10%, 3/1/2010 (Insured; MBIA)                                                  355,000                  374,486

TEXAS--4.7%

Brazos River Authority, PCR (TXU Electric Co.)
   5.75%, 11/1/2011                                                                           2,625,000                2,531,734

Irving Hospital Authority, HR
   (Irving Healthcare Systems)

   5.70%, 7/1/2008 (Insured; FSA)                                                             1,675,000                1,780,961

North Harris Montgomery Community College District

   5.375%, 2/15/2017 (Insured; FGIC)                                                          1,000,000                1,097,570

San Antonio, Water Revenue:

   6.30%, 5/15/2004 (Insured; FGIC)                                                              45,000                   47,841

   6.30%, 5/15/2004 (Insured; FGIC)                                                             100,000                  106,314

Waco 6%, 2/1/2004 (Insured; FGIC)                                                             1,070,000                1,118,332

UTAH--1.1%

Salt Lake County Municipal Building Authority, LR

   6.15%, 10/1/2010
   (Insured; MBIA, Prerefunded 10/1/2004)                                                     1,450,000  (b)           1,579,094

10

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--2.3%

Brunswick County Industrial Development Authority,

   Correctional Facility LR
   5.55%, 7/1/2008 (Insured; MBIA)                                                            1,325,000                1,511,308

Fairfax County Economic Development Authority, LR

   (Government Center Properties)
   5.50%, 5/15/2014                                                                           1,650,000                1,711,479

WASHINGTON--1.6%

Energy Northwest, Wind Project Revenue
   5.60%, 7/1/2015                                                                            1,000,000                1,021,320

Washington Health Care Facilities Authority, Revenue

  (Gray Harbor Community Hospital)

   5.75%, 7/1/2010 (Insured; Asset Guaranty)                                                  1,180,000                1,274,258

WEST VIRGINIA--.7%

West Virginia Housing Development Fund

   (Housing Finance) 5%, 11/1/2014                                                            1,000,000                1,039,720

WISCONSIN--4.6%

Badger Tobacco Asset Securitization Corp.,

   Tobacco Settlement Revenue 6%, 6/1/2017                                                    2,000,000                1,998,820

Kenosha Zero Coupon, 10/15/2008 (Insured; MBIA)                                               2,000,000                1,704,660

Milwaukee, Corporation Purpose
   5%, 6/15/2010 (Prerefunded 6/15/2008)                                                      1,500,000  (b)           1,689,675

Wisconsin Health and Educational
   Facilities Authority, Revenue

   (Franciscan Skemp Medical Center)
   5.875%, 11/15/2010                                                                         1,000,000                1,072,800

WYOMING--.7%

Wyoming Farm Loan Board, Capital Facilities Revenue

   Zero Coupon, 10/1/2004                                                                     1,000,000                  976,650

U.S. RELATED--5.8%

Puerto Rico Commonwealth Highway and
   Transportation Authority, Highway Revenue
   5.40%, 7/1/2006                                                                            8,000,000                8,235,520

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $131,226,816)                                                                                               136,786,501

                                                                                                     The Fund   11

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--3.2%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TENNESSEE--.7%

Knoxville Utilities Board, Water Systems Revenue, VRDN

   1.15% (Insured; FSA)                                                                       1,000,000  (c)           1,000,000

WYOMING--2.5%

Uinta County, PCR, VRDN (Amoco)
   1.10% (Guaranteed; Amoco Co.)                                                              3,500,000  (c)           3,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $4,500,000)                                                                                                   4,500,000

TOTAL INVESTMENTS (cost $135,726,816)                                                              99.6%             141,286,501

CASH AND RECEIVABLES (NET)                                                                           .4%                 577,931

NET ASSETS                                                                                        100.0%             141,864,432

12


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              58.9

AA                               Aa                              AA                                               18.3

A                                A                               A                                                14.0

BBB                              Baa                             BBB                                               3.1

BB                               Ba                              BB                                                 .5

B                                B                               B                                                 1.3

F1+,F-1                          MIG1, VMIG1 & P1                SP1, A1                                           3.2

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                      .7

                                                                                                                 100.0

(A)  PURCHASED ON A DELAYED DELIVERY BASIS.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           135,726,816   141,286,501

Cash                                                                  1,039,049

Interest receivable                                                   1,717,422

Receivable for shares of Common Stock subscribed                      1,079,271

Prepaid expenses                                                         12,872

                                                                    145,135,115
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            37,037

Payable for investment securities purchased                           3,194,489

Payable for shares of Common Stock redeemed                              12,325

Accrued expenses and other liabilities                                   26,832

                                                                      3,270,683
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      141,864,432
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     135,773,487

Accumulated undistributed investment income--net                        229,053

Accumulated net realized gain (loss) on investments                     302,207

Accumulated net unrealized appreciation
  (depreciation) on investments                                       5,559,685
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      141,864,432
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      10,317,508

NET ASSET VALUE, offering and redemption price per share ($)              13.75

SEE NOTES TO FINANCIAL STATEMENTS.

14



STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,206,825

EXPENSES:

Management fee--Note 3(a)                                              398,466

Shareholder servicing costs--Note 3(b)                                  53,046

Professional fees                                                       13,541

Registration fees                                                       11,232

Custodian fees                                                           8,116

Prospectus and shareholders' reports                                     6,707

Directors' fees and expenses--Note 3(c)                                  1,415

Loan commitment fees--Note 2                                             1,257

Miscellaneous                                                            9,095

TOTAL EXPENSES                                                         502,875

Less--reduction in management fee
  due to undertaking--Note 3(a)                                       (202,768)

NET EXPENSES                                                           300,107

INVESTMENT INCOME--NET                                               2,906,718
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                351,210

Net unrealized appreciation (depreciation) on investments            1,302,045

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,653,255

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,559,973

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  15

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003           Year Ended
                                               (Unaudited)     August 31, 2002
------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,906,718            5,502,480

Net realized gain (loss) on investments           351,210              293,769

Net unrealized appreciation
   (depreciation) on investments                1,302,045            1,020,287

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,559,973            6,816,536

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (2,877,530)          (5,401,211)

Net realized gain on investments                 (307,158)          (1,532,879)

TOTAL DIVIDENDS                                (3,184,688)          (6,934,090)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  18,366,119           26,007,597

Dividends reinvested                            2,460,822            5,370,201

Cost of shares redeemed                       (11,350,612)         (14,959,781)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              9,476,329           16,418,017

TOTAL INCREASE (DECREASE) IN NET ASSETS        10,851,614           16,300,463

NET ASSETS ($):

Beginning of Period                           131,012,818          114,712,355

END OF PERIOD                                 141,864,432          131,012,818

Undistributed investment income--net              229,053               15,620

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,344,764            1,933,346

Shares issued for dividends reinvested            180,073              400,232

Shares redeemed                                  (832,945)          (1,112,660)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     691,892            1,220,918

SEE NOTES TO FINANCIAL STATEMENTS.


16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                               Six Months Ended
                                              February 28, 2003                                 Year Ended August 31,
                                                                       -------------------------------------------------------------
                                                     (Unaudited)          2002(a)       2001          2000         1999        1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
beginning of period                                       13.61            13.65         13.04         12.88        13.56     13.25

Investment Operations:

Investment income--net                                      .29(b)           .61(b)        .61           .62          .61       .63

Net realized and unrealized
   gain (loss) on investments                               .17              .13           .64           .17         (.58)      .47

Total from Investment Operations                            .46              .74          1.25           .79          .03      1.10

Distributions:

Dividends from investment
   income--net                                             (.29)            (.60)         (.61)         (.62)        (.61)     (.63)

Dividends from net realized
   gain on investments                                     (.03)            (.18)         (.03)         (.01)        (.10)     (.16)

Total Distributions                                        (.32)            (.78)         (.64)         (.63)        (.71)     (.79)

Net asset value, end of period                            13.75            13.61         13.65         13.04        12.88     13.56

TOTAL RETURN (%)                                           3.46(c)          5.62          9.82          6.36          .11      8.51

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                       .45(d)           .45           .45           .45          .45       .45

Ratio of net investment income
   to average net assets                                   4.38(d)          4.53          4.60          4.86         4.55      4.68

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                  .31(d)           .30           .34           .34          .33       .36

Portfolio Turnover Rate                                    8.41(c)         12.05         47.00         40.46        60.65     15.38

Net Assets, end of period
   ($ x 1,000)                                          141,864          131,013       114,712        99,313      110,344    92,661

(A)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
     BEGAN  AMORTIZING  DISCOUNT  OR  PREMIUM  ON A  SCIENTIFIC  BASIS  FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST 31, 2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE BY LESS
     THAN  $.01  AND  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
     INVESTMENTS  PER  SHARE BY LESS  THAN  $.01 AND  INCREASE  THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.46% TO 4.53%. PER SHARE DATA
     AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO SEPTEMBER 1, 2001 HAVE
     NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Premier  Select  Intermediate  Municipal  Bond Fund (the  "fund")  is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund' s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On January 16, 2003, the Board of Director's approved a change of the Company name from "Dreyfus BASIC Municipal Fund, Inc." to "Dreyfus Municipal Funds, Inc." and a change of the fund's name from "Dreyfus BASIC Intermediate Municipal Bond Portfolio" to "Dreyfus Premier Select Intermediate Municipal Bond Fund." These changes were effective March 31, 2003. Existing shares were redesignated as Class Z shares and the fund began offering Class A, Class B and Class C shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

18


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the
                                                                     The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

terms of the custody agreement, the fund received net earnings credits of $4,634 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund to not distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002 were as follows: tax exempt income $5,401,211, ordinary income $497,726 and long-term capital gains $1,035,153. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2003, the fund did not borrow under the Facility.

20

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, if the fund's aggregated expense, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $202,768 during the period ended February 28, 2003.

(B) Under the Shareholder Services Plan applicable to Class Z shares, the Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the average daily net assets applicable to Class Z shares for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to Class Z shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of Class Z shareholder accounts. During the period ended February 28, 2003, Class Z shares were charged $36,414 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $12,713 pursuant to the transfer agency agreement.

                                                             The Fund  21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $18,311,141 and $11,110,523, respectively.

At February 28, 2003, accumulated net unrealized appreciation on investments was $5,559,685, consisting of $6,028,048 gross unrealized appreciation and $468,363 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22



NOTES




                For More Information

                        Dreyfus Premier
                        Select Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144




(c) 2003 Dreyfus Service Corporation                                  126SA0203